Schedule 1.01

SALE AMOUNTS

Market	Station	Sale Amount (000's)
Atlanta	WYGA	2,000
Detroit	WUDT	2,000
Seattle	KUSE-LP	2,000
Minneapolis	WUMN, WTMS	2,000
Gainesville	W56EJ	400
Nashville	WNTU	2,000
Kansas City	KUKC-LP	2,000
Salt Lake City	KUTF/KCBU/KBJC and 4 LPTV's	12,000
West Palm Beach	WSLF-LP	1,000
Grand Rapids	WUHQ	300
Las Vegas	KEGS/KBNY and 2 LPTV's	8,000
Oklahoma City/Tulsa	KUOK/KUTU and 4 LPTV's	5,000
Buffalo	WNGS	5,000
Little Rock	KKYK/KWBF and 8 LPTV's	6,000
Lexington	WBLU	500
Ft. Myers/Naples	5 LPTV's	12,500
Springfield, MO	KWBM and 2 LPTV's	3,000
Spokane	KQUP and 1 LPTV	4,000
Syracuse	WNYI	2,500
Cedar Rapids/Waterloo	KWWF	3,000
Burlington	WGMU-CA	1,000
Waco/Temple/Bryan	2 LPTV's	4,000
Ft. Smith/Fayetteville	KPBI and 19 LPTV's	4,500
Reno	KRRI-LP	300
Roseburg/Eugene	KTVC and 1 LPTV	1,500
Amarillo	KEYU and 5 LPTV's	7,500
Monroe/El Dorado	K55JY	600
Wichita Falls/Lawton	3 LPTV's	2,000
Panama City	WBIF	2,000
Missoula	KMMF and 2 LPTV's	2,000
Dothan	W23DJ/WDTH-LP	500
Marquette	WMQF	1,000
Great Falls	KLMN	2,000
Butte/Bozeman	KBTZ and 2 LPTV's	2,000
Cheyenne/Scottsbluff	KKTU/KTUW	1,150
Cheyenne/Denver	KDEV and 3 LPTV's	5,000
TOTAL STATION VALUE		112,250

Schedule 2.01

Allocation of Loans and Commitments

Lender	Revolving Credit Commitment	Percentage Revolving Credit Commitments	Term Loan A Commitment	Percentage Term Loan A Commitments	Term Loan B Commitment	Percentage Term Loan B Commitments
FIELD POINT III, LTD.	$0	0%	$0	0%	$4,408,268.20	13.3583885%
FIELD POINT IV, LTD.	$0	0%	$0	0%	$4,179,307.01	12.6645667%
SPF CDO I, LLC	$0	0%	$0	0%	$7,379,311.04	22.3615486%
SPCP Group, LLC	$0	0%	$0	0%	$17,033,113.75	51.6154962%
WELLS FARGO FOOTHILL, INC.	$8,000,000	100%	$12,000,000	100%	$0	0%
TOTAL	$8,000,000.00	100%	$12,000,000.00	100%	$33,000,000.00	100%

Schedule 2.02

Notice of Conversion or Continuation

____________________, 200__

Wells Fargo Foothill, Inc., as Collateral Agent
    under the Credit Agreement referred to below
2450 Colorado Avenue, Suite 3000 West
Santa Monica, California 90404
Attention: Dena Seki, Vice President
Telecopy No.: (310) 453-7442

Silver Point Finance, LLC, as Administrative
    Agent and Documentation Agent under
    the Credit Agreement referred to below
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: Zubin Jariwala, Vice President
Telecopy No.: 203-619-2698

Re:
Notice of Conversion or Continuation under the Third Amended and Restated Credit Agreement dated as of February 13, 2008 among Equity Media Holdings Corporation, a Delaware corporation (successor-by-merger to Equity Broadcasting Corporation, an Arkansas corporation), and certain of its affiliates (collectively, "Borrowers", and each individually, a "Borrower"), the Lenders from time to time party thereto, Wells Fargo Foothill, Inc., as Collateral Agent for the Lenders, and Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for the Lenders (as amended, restated, renewed, replaced, supplemented or otherwise modified from time, the "Credit Agreement")

Pursuant to the terms and conditions of the Credit Agreement, this Notice of Conversion or Continuation ("Notice") is delivered to the Agents pursuant to Section 2.02 of the Credit Agreement and represents the election by the Borrowers to [check and complete the following language that is appropriate]:

☐
convert $_________ in aggregate principal amount of outstanding Base Rate Loans to LIBOR Loans on _____________. The initial Interest Period for such LIBOR Loans is requested to be a ________ (___) month period commencing on ______________.

☐	convert $_________ in aggregate principal amount of outstanding LIBOR Loans with a current Interest Period ending _____________ to Base Rate Loans on such date.

☐
continue as LIBOR Loans $_________ in aggregate principal amount of presently outstanding LIBOR Loans with a current Interest Period ending __________. The succeeding Interest Period is requested to be a ________ (___) month period commencing on ______________.

Unless otherwise defined herein, capitalized terms used in this Notice shall have the meanings given to such terms in the Credit Agreement.
EQUITY MEDIA HOLDINGS CORPORATION
ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC SCOTTSBLUFF, INC.
EQUITY NEWS SERVICES, INC., f/k/a Hispanic News Network, Inc.
FORT SMITH 46, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC. EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.
EBC WATERLOO, INC.
EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
EBC SYRACUSE, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
C.A.S.H. SERVICES, INC. f/k/a Skyport Services, Inc.
EBC NASHVILLE, INC.
EBC JACKSONVILLE, INC.

By:
James H. Hearnsberger, Vice President of each

Schedule 2.03

LOAN REQUEST

_______________, 20___

Wells Fargo Foothill, Inc., as Collateral Agent
    under the Credit Agreement referred to below
2450 Colorado Avenue, Suite 3000 West
Santa Monica, California 90404
Attention: Dena Seki, Vice President
Telecopy No.: (310) 453-7442

Silver Point Finance, LLC, as Administrative
    Agent and Documentation Agent under
    the Credit Agreement referred to below
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: Zubin Jariwala, Vice President
Telecopy No.: 203-619-2698

Re:
Loan Request under the Third Amended and Restated Credit Agreement dated as of February 13, 2008 among Equity Media Holdings Corporation, a Delaware corporation (successor-by-merger to Equity Broadcasting Corporation, an Arkansas corporation), and certain of its affiliates (collectively, "Borrowers", and each individually, a "Borrower"), the Lenders from time to time party thereto, Wells Fargo Foothill, Inc., as Collateral Agent for the Lenders, and Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for the Lenders (as amended, restated, renewed, replaced, supplemented or otherwise modified from time, the "Credit Agreement")

Ladies and Gentlemen:

This letter shall serve as a request for [Term Loans A/Term Loans B/Revolving Credit Loans] to be made by the [Term Loan A/Term Loan B/Revolving Credit] Lenders to the Borrowers in the aggregate principal amount of $____________________. The date of such [Term Loans A/Term Loans B/Revolving Credit Loans] should be _______________________, 200__. Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

The undersigned hereby certifies that such [Term Loans A/Term Loans B/Revolving Credit Loans] will be used for the purposes set forth in Section 2.17 of the Credit Agreement.

The undersigned hereby further certifies as follows:

(a) All warranties and representations set forth in the Credit Agreement and the other Loan Documents shall be true and correct as of the Borrowing Date (except to the extent such representations and warranties are made as of a specific date in which case they shall have been true and correct as of such date). Each telephonic or written request for [Term Loans A/Term Loans B/Revolving Credit Loans] shall constitute a representation to such effect as of the date of such request and as of the date such [Term Loans A/Term Loans B/Revolving Credit Loans] are made.

(b) Borrowers have performed and complied with all terms and conditions of the Credit Agreement required to be performed or complied with by them prior to the date of the [Term Loans A/Term Loans B/Revolving Credit Loans] requested hereby.

(c) After giving effect to such [Term Loans A/Term Loans B/Revolving Credit Loans] (as of the proposed date thereof or, in respect of the covenants set forth in Article V, on a pro forma basis as of the last day of ____________, 20___ (the most recent fiscal quarter for which financial statements have been delivered to the Lenders under Section 6.05 of the Credit Agreement)) and the use of proceeds thereof (whether for an Acquisition or otherwise), no Default shall have occurred and be continuing. Each telephonic or written request for Revolving Credit Loans shall constitute a representation to such effect as of the date of such request and as of the Borrowing Date.

EQUITY MEDIA HOLDINGS CORPORATION
ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC SCOTTSBLUFF, INC.
EQUITY NEWS SERVICES, INC., f/k/a Hispanic News Network, Inc.
FORT SMITH 46, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.
EBC WATERLOO, INC.
EBC ATLANTA, INC.
EBC SEATTLE, INC.

EBC KANSAS CITY, INC.
EBC SYRACUSE, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
C.A.S.H. SERVICES, INC. f/k/a Skyport Services, Inc.
EBC NASHVILLE, INC.
EBC JACKSONVILLE, INC.

By:
James H. Hearnsberger, Vice President of each

Schedule 2.05(a)

COMMITMENT REDUCTION NOTICE

_______________, 20___

Wells Fargo Foothill, Inc., as Collateral Agent
    under the Credit Agreement referred to below
2450 Colorado Avenue, Suite 3000 West
Santa Monica, California 90404
Attention: Dena Seki, Vice President
Telecopy No.: (310) 453-7442

Silver Point Finance, LLC, as Administrative
    Agent and Documentation Agent under
    the Credit Agreement referred to below
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: Zubin Jariwala, Vice President
Telecopy No.: 203-619-2698

Re:
Commitment Reduction Notice under the Third Amended and Restated Credit Agreement dated as of February 13, 2008 among Equity Media Holdings Corporation, a Delaware corporation (successor-by-merger to Equity Broadcasting Corporation, an Arkansas corporation), and certain of its affiliates (collectively, "Borrowers", and each individually, a "Borrower"), the Lenders from time to time party thereto, Wells Fargo Foothill, Inc., as Collateral Agent for the Lenders, and Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for the Lenders (as amended, restated, renewed, replaced, supplemented or otherwise modified from time, the "Credit Agreement")

Ladies and Gentlemen:

Pursuant to Section 2.05(a) of the Credit Agreement, the Borrowers hereby notify the Agents of the Borrowers' election to [permanently terminate/permanently reduce] the Aggregate Revolving Credit Commitments as of _______________________, 20___ [in the aggregate amount of $____________]. All capitalized terms used herein without definition shall have the meanings assigned by the Credit Agreement.
EQUITY MEDIA HOLDINGS CORPORATION
ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC SCOTTSBLUFF, INC.

EQUITY NEWS SERVICES, INC., f/k/a Hispanic News Network, Inc.
FORT SMITH 46, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.
EBC WATERLOO, INC.
EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
EBC SYRACUSE, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
C.A.S.H. SERVICES, INC. f/k/a Skyport Services, Inc.
EBC NASHVILLE, INC.
EBC JACKSONVILLE, INC.

By:
James H. Hearnsberger, Vice President of each

Schedule 2.16(a)
EXCEPTIONS TO SECURITY

Financing Statements appearing on lien searches delivered to Collateral Agent prior to the date hereof.

Permitted Liens - See also Schedule 7.01

Schedule 2.17

USE OF PROCEEDS

Capital expenditures, repay existing secured debt and general corporate purposes.

Schedule 3.01

OMNIBUS OFFICERS' CERTIFICATE

A. Document Certification and Incumbency

I, the undersigned, ____________, the Secretary ________, a ____________ corporation (the "Company") and, as such, a duly authorized officer of the Company, DO HEREBY CERTIFY, in my official capacity and not individually, that:

1. This Certificate is furnished in connection with the Third Amended and Restated Credit Agreement dated as of February 13, 2008 by and among the Company and certain of its affiliates and Wells Fargo Foothill, Inc., as Collateral Agent for the benefit of each of the other financial institutions which are or which become Lenders under, and as defined in, the Credit Agreement, Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for each of the other Lenders, and the Lenders (as the same may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in Parts A and B of this Certificate have the meanings assigned to those terms in the Credit Agreement.

2. The person named below is duly elected, qualified and acting officer of the Company, holding the officer set opposite his name, and the signature set opposite his/her name is his/her genuine signature.

Name	Office	Signature
President
James H. Hearnsberger	Vice President
Secretary

[FOR EMHC OR OTHER NEW ENTITIES: 3. Attached hereto as Exhibit A is a copy of the Articles/Certificate of Incorporation of the Company filed with the State of ________, together with all amendments thereto adopted through the date hereof, certified by the authorized office of the State of _________ as of the most recent practicable date.

4. Attached hereto as Exhibit B is a copy of the By-Laws of the Company, together with all amendments thereto.]

[FOR EXISTING BORROWERS: 3. Neither the Articles/Certificate of Incorporation nor the Bylaws for the Company have been amended, modified, supplemented or revoked since _________, and remain in full force and effect as of the date hereof.]

[4/5]. Attached hereto as Exhibit C is a true and correct copy of resolutions adopted by the Board of Directors of the Company, which resolutions are in full force and effect on the date hereof and have not been amended, modified, supplemented or revoked.

IN WITNESS WHEREOF, I have hereunto set my hand as of February __, 2008.

____________________, Secretary

B. Certifications as to Satisfaction of Conditions, No Default, Etc.

I, the undersigned, James H. Hearnsberger, Vice President of [Borrower], a _________ corporation (the "Company"), DO HEREBY CERTIFY, in my official capacity and not individually, that:

1. I am the duly elected and qualified Vice President of the Company and am also duly authorized to execute this Certificate and the signature set forth in Part A above is my genuine signature.

2. The Company has performed and complied with all terms and conditions required to be performed or complied with by it prior to or on the date hereof.

3. On the date hereof, after giving effect to the Loans to be made on the date hereof, and, on a pro forma basis, as of ________________, 200___, no Default exists. I have no knowledge of circumstances or events from which a Default is likely to arise.

4. I know of no proceeding for the dissolution or liquidation of the Company or any of its Affiliates or threatening any of their existences.

5. As of the date hereof, and since the dates of those certain projections attached as Schedule 4.17 to the Credit Agreement and other financial documents delivered to the Agent and the Lenders prior to the Closing Date (as defined in the Credit Agreement), no event or circumstance shall have occurred which could reasonably be expected to have a Material Adverse Effect.

6. The insurance certificate delivered to the Agent on the date hereof accurately describes the insurance carried and maintained by the Company on behalf of itself and its Subsidiaries, such insurance is in accordance with the requirements of the Credit Agreement and such insurance is in full force and effect and all premiums due and payable thereon have been paid or provisions for the payment thereof has been made.

7. The certifications made by the Company's Secretary in Part A above are true and correct.

IN WITNESS WHEREOF, I have hereunto set my hand as of this ___ day of February, 2008.

_______________________________________
Name
Title

Schedule 4.02

ORGANIZATION, QUALIFICATION, ETC.

Equity Media Holdings Corporation is a Delaware corporation and registered as a foreign corporation in Arkansas, Nevada, Texas, Oklahoma, Mississippi, and Florida.

Arkansas 49, Inc., is an Arkansas corporation, and not registered as a foreign corporation in any other state.

Borger Broadcasting, Inc., is a Nevada corporation, and registered as a foreign corporation in Texas.

C.A.S.H. Services, Inc. is an Arkansas corporation and is not registered as a foreign corporation in any other state.

Central Arkansas Payroll Company, is an Arkansas corporation and is registered in multiple states.

Denver Broadcasting, Inc., is an Arkansas corporation, and registered as a foreign corporation in Colorado and Wyoming.

EBC Atlanta, Inc., is an Arkansas corporation, and is being registered as a foreign corporation in Georgia.

EBC Buffalo, Inc., is an Arkansas corporation, and is registered as a foreign corporation in New York.

EBC Detroit, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Michigan.

EBC Harrison, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Missouri.

EBC Jacksonville, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Florida.

EBC Kansas City, Inc. is an Arkansas corporation, and is registered as a foreign corporation in Missouri and Kansas.

EBC Los Angeles, Inc. is an Arkansas corporation, and is registered as a foreign corporation in California.

EBC Minneapolis, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Minnesota.

EBC Nashville, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Tennessee and is being registered as a foreign corporation in Kentucky

EBC Panama City, Inc., an Arkansas corporation, and is registered as a foreign corporation in Florida.

EBC Provo, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Utah.

EBC Scottsbluff, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Nebraska.

EBC Seattle, Inc. is an Arkansas corporation, and is registered as a foreign corporation in Washington.

EBC Southwest Florida, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Florida.

EBC Syracuse, Inc., is an Arkansas corporation, and is registered as a foreign corporation in New York.

EBC Waterloo, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Iowa.

Equity Insurance, is an Arkansas corporation, and is not registered as a foreign corporation in any other state.

Equity News Service, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Iowa.

Fort Smith 46, Inc., is a Nevada corporation and registered as a foreign corporation in Arkansas and Oklahoma.

H&H Properties I Limited Partnership, is an Arkansas limited partnership.

Logan 12, Inc., is an Arkansas corporation and is registered as a foreign corporation in Utah.

Marquette Broadcasting, Inc., is a Nevada corporation, and is registered as a foreign corporation in Michigan.

Montana Broadcasting Group, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Montana.

Nevada Channel 3, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Nevada.

Nevada Channel 6, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Nevada.

Newmont Broadcasting Corporation, is an Arkansas corporation, and is registered as a foreign corporation in Vermont and is being registered as a foreign corporation in New Hampshire.

Price Broadcasting, Inc., is a Nevada corporation and is registered as a foreign corporation in Utah.

Pullman Broadcasting, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Washington and Idaho.

Rep Plus, Inc., is an Arkansas corporation, and is registered as a foreign corporation in New York and California.

Retro Programming Services, Inc. is an Arkansas corporation, and is not registered as a foreign corporation in any other state.

River City Broadcasting, Inc., is an Arkansas corporation, and is not registered as a foreign corporation in any other state.

Roseburg Broadcasting, Inc., is a Nevada corporation, and is registered as a foreign corporation in Oregon.

TV 34, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Missouri.

Vernal Broadcasting, Inc., is a Nevada corporation, and is not registered as a foreign corporation in any other state.

Woodward Broadcasting, Inc., is a Nevada corporation, and is registered as a foreign corporation in Oklahoma.

INACTIVE SUBSIDIARIES

KLRA, Inc.
Marianna Broadcasting, Inc.
EBC Flagstaff, Inc.
EBC Wichita Falls, Inc.
EBC Mt. Vernon, Inc.
Kaleidoscope Affiliates of Las Vegas, LLC
EBC Boise, Inc.
EBC Pocatello, Inc.
EBC St. Louis, Inc.
LaGrande Broadcasting, Inc.
Montgomery 22, Inc.
Shawnee Broadcasting, Inc.
EBC Waco, Inc.
Wyoming Channel 2, Inc.

Schedule 4.04

GOVERNMENTAL AND OTHER CONSENTS

None

Schedule 4.05

LITIGATION

In connection with the merger between Equity Broadcasting Corporation ("EBC") and the Company, EBC and each member of EBC's board of directors was named in a lawsuit filed by an EBC shareholder in the circuit court of Pulaski County, Arkansas on June 14, 2006. As a result of the merger between EBC and the Company, pursuant to which EBC merged into the Company, the Company, which was renamed Equity Media Holdings Corporation, is a party to the lawsuit. The lawsuit contains both a class action component and derivative claims. The class action claims allege various deficiencies in EBC's proxy used to inform its shareholders of the special meeting to consider the merger. These allegations include: (i) the failure to provide sufficient information regarding the fair value of EBC's assets and the resulting fair value of EBC's Class A common stock; (ii) that the interests of holders of EBC's Class A common stock are improperly diluted as a result of the merger to the benefit of the holders of EBC's Class B common stock; (iii) failure to sufficiently describe the further dilution that would occur post-merger upon exercise of the Company's outstanding warrants; (iv) failure to provide pro-forma financial information; (v) failure to disclose alleged related party transactions; (vi) failure to provide access to audited consolidated financial statements during previous years; (vii) failure to provide shareholders with adequate time to review a fairness opinion obtained by EBC's board of directors in connection with the merger; and (viii) alleged sale of EBC below appraised market value of its assets. The derivative components of the lawsuit allege instances of improper self-dealing, including through a management agreement between EBC and Arkansas Media.

In addition to requesting unspecified compensatory damages, the plaintiff also requested injunctive relief to enjoin EBC's annual shareholder meeting and the vote on the merger. An injunction hearing was not held before EBC's annual meeting regarding the merger so the meeting and shareholder vote proceeded as planned and EBC's shareholders approved the merger. On August 9, 2006, EBC's motion to dismiss the lawsuit was denied. On February 21, 2007, the plaintiff filed a "Motion to Enforce Settlement Agreement" with the court alleging the parties reached an oral agreement to settle the lawsuit. The plaintiff subsequently filed a motion to withdraw the motion to settle and filed a "Third Amended Complaint" on April 10, 2007. This motion added two additional plaintiffs and expanded on the issues recited in the previous complaints. On July 31, 2007, the plaintiff filed a "Fourth Amended Complaint". This motion added three new plaintiffs and three new defendants to the proceedings. The three additional defendants bear a fiduciary relationship to three previously named defendants. No court date has been set for this case.

In connection with the merger transaction shareholders of EBC representing 66,500 shares of EBC Class A common stock elected to convert their shares to cash in accordance with Arkansas law. The Company recorded a liability in the amount of $368,410 to convert the shares plus $8,983 of accrued interest and paid these funds to the dissenting shareholders. Pursuant to Arkansas Code, the dissenting shareholders exercised their right to contest EBC's valuation on the merger date. As per Arkansas Code, EMHC has petitioned the court for a determination of the fair value of the shares and believes its valuation will stand.

Schedule 4.06

COMPLIANCE WITH LAWS AND AGREEMENTS

None

Schedule 4.07

LICENSES

Equity Media Holdings Corporation ("EMHC") owns 100% of the following unless otherwise noted:

Full Power Television

(Digital Channels subject to FCC releasing Third Report and Order and designating final Channel Allotment). If only one channel is listed, that is proposed post transition channel.

TV 34, Inc., licensee of KPBI-TV, Facility ID 81593, Eureka Springs, AR;
(Channel 34)
Arkansas 49, Inc., licensee of KKYK(TV), Facility ID 86534, Camden, AR;
(Channel 49—Digital On Channel CP expires 4/18/2008)
River City Broadcasting, Inc., licensee of KWBF(TV), Facility Id No. 37005, Little Rock, AR;
(Channel 42/44D –Digital CP expired 11/18/2007– extension request filed)
(On air with Digital STA)
Pullman Broadcasting, Inc., licensee of KQUP(TV), Facility ID 78921, Pullman, WA;
(Channel 24 – Digital On Channel CP expires 7/16/2008 – FCC is to extend to 2/17/2009)
Nevada Channel 3, Inc., licensee of KEGS-TV, Facility ID 86201, Goldfield, NV ;
(Channel 7/50D)
Nevada Channel 6, Inc., permittee of KBNY(TV), Facility ID 86538, Ely, Nevada
(Channel 6/27D) (CP for Channel 6 tolled) (NPRM to move to Caliente, Nevada still pending)
Borger Broadcasting, Inc., licensee of KEYU-DT, Facility ID 83715, Borger, TX;
(Channel 31D) (license renewal pending)
Montana Broadcasting Group, Inc., 100% owner of Montana License Sub, Inc., licensee of KBTZ(TV) Facility ID 81438, Butte, MT (Channel 24)*;
KLMN(TV), Facility ID 81331, Great Falls, MT (Channel 26) (License Renewal Pending) (STA Pending)*; and
KMMF(TV) Facility ID 81348, Missoula, MT (Channel 17) (License Renewal Pending)*;
Logan 12, Inc., licensee of KUTF(TV), Facility ID 69694, Logan, UT (Channel 12);
Vernal Broadcasting, Inc., permittee of KBCJ(TV), Facility ID 83729, Vernal, UT (Channel 6 CP expires 1/30/2010 – Digital Channel 16) (NPRM to move to Santanquin pending)
Denver Broadcasting, Inc., licensee of KDEV(TV), Facility ID 18287, Cheyenne, Wyoming; (33/11D) (license renewal pending)

*Operated by MMBG, LLC pursuant to that certain Agreement for Sale of Commercial Time, dated August 15, 2003 by and between Montana Broadcasting Group, Inc. and Montana License Sub, Inc. and MMBG, LLC, as amended from time to time.

Marquette Broadcasting, Inc., licensee of WMQF(TV), Facility ID 81448, Marquette, Michigan; (Channel 19) (license renewal pending) (Reduced STA expired 9/16/2007 and renewal pending)
Roseburg Broadcasting, Inc., licensee of KTVC(TV), Facility ID 31437, Roseburg, Oregon (Channel 36/Digital 18) (license renewal pending);
Price Broadcasting, Inc., licensee of KCBU(TV), Facility ID 84277, Price, UT (Channel 3/Digital 11);
Woodward Broadcasting, Inc. permitee of KUOK(TV), Facility ID 86532, Woodward, Oklahoma (Channel 35) (Analog license app. Pending/ Digital On Channel CP expires 2/17/2009) (Analog Reduced Power STA expires 9/16/2007 and renewal pending)
EBC Scottsbluff, Inc., licensee of KTUW-DT, Facility ID 136747, Scottsbluff, NE (Digital Channel 16/17 allotted)
EBC Panama City, Inc., licensee of WBIF(TV), Facility ID 81594, Marianna, Florida;
(Channel 51)
EBC Harrison, Inc., licensee of KWBM(TV), Facility ID 78314, Harrison, AR;
(Channel 31)
EBC Syracuse, Inc., licensee of WNYI(TV), Facility ID 34329, Ithaca, NY;
(Channel 52/Digital Channel 20) (license renewal pending)
EBC Waterloo, Inc., licensee of KWWF(TV), Facility ID 81595, Waterloo, Iowa;
(Channel 22) (license renewal pending)
EBC Buffalo, Inc., licensee of WNGS(TV), Facility ID 9088, Springville, New York.
(Channel 67/Digital Channel 7)

Low Power Television/Class A stations

EMHC is the licensee or permittee of:

Call Sign	Facility ID	Community of License
KHTE-LP	57549	Little Rock, AR
(Channel 44) (STA with 1 kw from other site expires 12/27/2007)
(Displacement to Channel 50 expires 6/20/2009)
(Digital Channel 41 – 167228 – MX Group PENDING)
KRRI-LP	60463	Reno, NV
(Channel 25)
W63DB	129169	Williston, FL
(Channel 63)
WJXF-LP	26252	Jackson, MS
(Channel 49) (license renewal pending)
WJMF–LP	26253	Jackson, MS
(Channel 53) (displacement to 19 CP expires 7/16/2010)
W56EJ	129987	Williston, FL
(Channel 56) (reduced facilities)
WDTH-LP	130076	Dothan, AL
(Channel 59)
K38IP	131310	Amarillo, TX
(Channel 38)

*Operated by MMBG, LLC pursuant to that certain Agreement for Sale of Commercial Time, dated August 15, 2003 by and between Montana Broadcasting Group, Inc. and Montana License Sub, Inc. and MMBG, LLC, as amended from time to time.

K64GJ	127214	Lawton, OK
(Channel 64) (Displacement to Channel 23 expires 1/19/2010)
K06OF	128382	Vernal, UT
(Channel 6) (CP expires 8/17/2008)
K33IF	129067	Delhi, LA
(Channel 33) (CP expires 8/17/2008)
KTWW-LP	130391	Wichita Falls, TX
(Channel 68) (Displacement on Channel 14 expires 1/19/2010)
KUWF-LP	125062	Wichita Falls, TX
(Channel 36)
K38IY	128745	Batesville, AR
(Channel 38) (Expires 8/17/2008)
K32HT	129593	El Dorado, AR
(Channel 32) (License application pending) (Reduced facilities)
K47JG	129588	El Dorado, AR
(Channel 47) (reduced facilities)
K15HI	128899	Bozeman, MT
(Channel 15) (reduced facilities)
W23DJ	128868	Dothan, AL
(Channel 23) (reduced facilities)
KLRA-LP	57548	Little Rock, AR
(Channel 58)
KWDW-LP	36850	Oklahoma City, OK
(Channel 48)
KWBF-LP	24263	Sheridan, AR
(Channel 47)

EMHC is the 100% parent of the following unless otherwise noted:

Arkansas 49, Inc., licensee/permittee of the following:

Call Sign	Facility ID	Community of License
KKYK-CA	57545	Little Rock, AR
(Channel 20) (License renewal pending) (STA expired 11/3/2007)
KTVV-LP(CA)	57547	Hot Springs, AR
(Channel 63) (License renewal pending)(Displacement CP for Channel 18 expires 1/19/2010)
KWBK-LP	39151	Pine Bluff, AR
(Channel 45)

Ft. Smith 46, Inc., licensee of the following (Grouped by rebroadcast):

Call Sign	Facility ID	Community of License
KFDF-CA	52418	Ft. Smith, AR (Class A)
(Channel 10) (License renewal pending)
(Digital Channel 44 CP expires 10/23/2009 – Fac. ID 168154)

*Operated by MMBG, LLC pursuant to that certain Agreement for Sale of Commercial Time, dated August 15, 2003 by and between Montana Broadcasting Group, Inc. and Montana License Sub, Inc. and MMBG, LLC, as amended from time to time.

K33HE	58284	Ft. Smith, AR
(Channel 33)
KFFS-CA	52430	Fayetteville, AR (Class A)
(Channel 36) (License renewal pending)
KPBI-CA	52429	Ft. Smith, AR (Class A)
(Channel 46) (License renewal pending)
KRAH-CA	52423	Paris, AR (Class A)
(Channel 60) (License renewal pending)
(Digital Channel 10 CP expires 10/12/2009 – Fac. Id 168152)
KJBW-CA	52419	Springdale, AR (Class A)
(Channel 4) (License renewal pending) (Minor power change CP expires 5/16/2010)
(Digital Channel 30 CP pending – Facility ID 168157)
K66FM	14383	Fort Smith, AR
(Channel 66) (CP Displacement to Channel 28 expires 1/19/2010)
(Digital Channel 26 pending – Facility ID 168155)
K32GH	14384	Fort Smith, AR
(Channel 32)
KEGW-LP	48534	Fayetteville, AR
(Channel 64)
KUFS-LP	58281	Ft. Smith, AR
(Channel 54)
KWNL-CA	52426	Winslow, AR (Class A)
(Channel 9) (Channel 31 CP expires 7/16/2010) (STA on 31 from Ch. 9 site expired 10/19/2007)
(Digital Channel 31 CP expires 10/23/2009 – Facility ID 168156)
K48FL	14387	Ft. Smith, AR
(Channel 48)
KRBF(CA)	52424	Hindsville, AR (Class A)
(Channel 59) (License renewal pending) (Displacement CP for Channel 40 expires 1/24/2008) (Digital Channel 35 application granted – Facility ID 168153)
KSJF-CA	52425	Poteau, OK (Class A)
(Channel 50)
KKAF-CA	52432	Siloam Springs, AR (Class A)
(Channel 33) (License renewal pending)
KHMF-CA	52420	Bentonville, AR (Class A)
(Channel 14) (License renewal pending)
KXUN-LP	14386	Fort Smith, AR
(Channel 43)

Logan 12, Inc., licensee of KUBX-LP, Facility ID 70919, Salt Lake City, UT (Channel 58) (Channel 27 Displacement expires 5/14/2010) (Digital CP on Channel 47 expires 1/12/2010 – Facility ID 168071);

EBC Los Angeles, Inc., licensee of KIMG-LP, Facility ID 12732, Ventura, CA (Channel 23) (Channel 17 Displacement expires 11/29/2008) (Digital Channel 19 application pending – Facility ID 168603);

*Operated by MMBG, LLC pursuant to that certain Agreement for Sale of Commercial Time, dated August 15, 2003 by and between Montana Broadcasting Group, Inc. and Montana License Sub, Inc. and MMBG, LLC, as amended from time to time.

EBC Nashville, Inc., licensee of:
WNTU-LP, Facility ID 61019, Nashville, TN (Channel 26) and
WBLU-LP, Facility ID 58985, Lexington, KY (Channel 62) (CP for increased power on 62 expires 5/16/2010) (CP for Channel 10 expires 5/24/2008)

Borger Broadcasting, Inc., licensee of:
  KEYU-LP, Facility ID 130905, Amarillo, TX (Channel 41);
KEAT-LP, Facility ID 48021, Amarillo, TX (Channel 22) (Minor 22 site change expires 4/18/2008);
K59HG, Facility ID 131317, Amarillo, TX (Channel 59) (Displacement to Channel 48 expires 5/14/2010);
KAMT-LP, Facility ID 47363, Amarillo, TX (Channel 50);
KUTW-LP, Facility ID 17496, College Station, TX (Channel 34) ; and
KWKO-LP, Facility ID 47711, Waco, TX (Channel 38).

Denver Broadcasting, Inc., licensee of:

KDEV-LP(CA), Facility ID 29455, Aurora, CO (Channel 39);
K61DX, Facility ID 18294 Laramie, WY (Channel 61);
K21CV, Facility ID 18288 Rawlins, WY (Channel 21); and
KKTU-LP, Facility ID 125255 Cheyenne, WY (Channel 40).

Pullman Broadcasting, Inc., licensee of KQUP-LP, Facility ID 15635, Coeur d'Alene, ID (Channel 47).

Little Rock TV-14, LLC, licensee of KHUG-LP, Facility ID 57546, Little Rock, AR (Channel 14) (EMHC is 50% owner of Little Rock TV-14, LLC).

Marquette Broadcasting, Inc., licensee of WUHQ-LP, Facility ID 41248, Grand Rapids, MI (Channel 29).

Montana Broadcasting Group, Inc., licensee of
KEXI-LP, Facility ID 40102, Kalispell, MT (Channel 35)*
which in turn is the 100% parent of Montana License Sub, Inc., licensee of
KBTZ-LP, Facility ID 17328, Bozeman, MT (Channel 32) (Digital Flash Cut on Channel 32 expires 8/09/2009)*,
KMMF-LP, Facility ID 30457, Kalispell, MT (Channel 34) (Operating from STA KEXI-LP Site while CP for higher power from KEXI-LP site expires 11/6/10) (Digital CP for Channel 34 is pending).*

Nevada Channel 3, Inc., licensee of:
KELM-LP, Facility ID 27416, Reno, NV (Channel 43), and
KEGS-LP, Facility ID 12731, Las Vegas, NV (Channel 30) (Digital CP for Channel 24 expires 1/12/2010 – Facility ID 168004).

*Operated by MMBG, LLC pursuant to that certain Agreement for Sale of Commercial Time, dated August 15, 2003 by and between Montana Broadcasting Group, Inc. and Montana License Sub, Inc. and MMBG, LLC, as amended from time to time.

Nevada Channel 6, Inc., licensee of:
KNBX-CA, Facility ID 33819, Las Vegas, NV (Channel 31) (Digital CP for Channel 51 remains pending (MX) – Facility ID 167999)

EBC Harrison, Inc., licensee of:
KNJE-LP, Facility ID 48533, Aurora, MO (Channel 58) (Displacement CP to Channel 40 expires 7/16/2010) ; and
KBBL-CA, Facility ID 48514, Springfield, MO (Channel 56) .

Woodward Broadcasting, Inc., licensee of:
KUOK-CA, Facility ID 15873, Norman, Oklahoma (Channel 11) (Silent STA expires 12/29/2007) (STA from different site (KCHM-CA site) expired 11/18/2007);
KCHM-CA, Facility ID 14885, Oklahoma City, OK (Channel 59) (Modification to Channel 36 expires 1/24/2008) (Pending site change CP while remaining on Channel 36) (Digital Channel 45 CP application pending (MX) – Facility ID 168097)
KUTU-CA, Facility ID 31369, Tulsa, Oklahoma (Channel 25) (Digital Channel 33 CP application pending (MX) – Facility ID 168096) (License renewal pending); and
KOKT-LP(CA), Facility ID 72568, Sulphur, Oklahoma (Channel 20) (License renewal pending).

EBC Atlanta, Inc., licensee of WYGA-CA, Facility ID 17541, Atlanta, Georgia (Channel 55) (Pending CP to operate on Channel 45) (STA for Ch. 45 operations at reduced power – expired 12/11/2007) (Digital CP for Channel 16 expires 10/23/2009 – Facility ID 168094)

EBC Seattle, Inc., licensee of KUSE-LP, Facility ID 6692, Seattle, Washington (Channel 58) (CP to move to Channel 30 expires 11/1/2008) (Digital CP for Channel 46 pending – Facility ID 168057) ;

EBC Southwest Florida, Inc., licensee of:
WUVF-CA, Naples, FL, Facility ID 71138 (Channel 2);
WLZE-LP, Ft. Myers, FL, Facility ID 41376 (Channel 51);
WSLF-LP, Port St. Lucie, FL, Facility ID 2258 (Channel 35);
WTLE-LP, Ft. Myers, FL, Facility ID 36967 (Channel 18) ;
WFPI-LP, Facility ID 10268, Ft. Pierce, FL (Channel 8) (Silent and required to return by 12/18/08)(Power increase CP expires 3/27/2009);
WEVU-CA, Facility ID 64579, Ft. Myers, FL (Channel 4); and
WBSP-CA, Facility ID 64580, Naples, FL (Channel 7).

EBC Jacksonville, Inc., licensee of WUJF-LP, Facility ID 19690, Maxville, FL (Channel 33).

EBC Kansas City, Inc., licensee of KUKC-LP, Kansas City, MO, Facility ID 67838
(Channel 48) (Channel 40 CP expired 8/12/2007) (Digital CP Channel 39 expires 1/12/2010 – Facility ID 168023).

EBC Detroit, Inc., licensee of WUDT-CA, Detroit, MI, Facility ID 70421 (Channel 23) (Digital CP Channel 8 expires 10/11/2010 – Facility ID 168267)

*Operated by MMBG, LLC pursuant to that certain Agreement for Sale of Commercial Time, dated August 15, 2003 by and between Montana Broadcasting Group, Inc. and Montana License Sub, Inc. and MMBG, LLC, as amended from time to time.

EBC Minneapolis, Inc., licensee of:

WUMN-CA, Minneapolis, MN, Facility ID 64505 (Channel 13) (license renewal pending) (Digital CP Channel 51 pending – Facility ID 168110);
WTMS-CA, Facility ID 69799, Minneapolis, Minnesota (Channel 7) (license renewal pending) (Digital CP Channel 30 expires 1/12/2010 – Facility ID 168109)

Roseburg Broadcasting, Inc., licensee of KAMK-LP, Facility ID 24009, Eugene, Oregon (Channel 53) (Channel 49 Displacement CP pending).

Price Broadcasting, Inc., licensee of K45GX, Facility ID 72485 Salt Lake City, UT (Channel 45)

TV34, Inc., licensee of the following:

KWFT-LP, Ft. Smith, AR, Facility ID 58282 (Channel 34) (CP on channel to increase ERP expires 3/22/2008); and
K58FB, Ft. Smith, AR, Facility ID 23892 (Channel 58).

Newmont Broadcasting Corporation, licensee of the following:

W61CE, Rutland, Vermont, Facility ID 18019 (Channel 61) (CP to move to Ch. 35 expires 8/29/2009 and Class A associated cover app. remains pending)
WBVT-CA, Burlington, VT, Facility ID 48412 (Channel 30) (Pending CP to move to different site and higher power)
W52CD, St. Albans, VT, Facility ID 48411 (Channel 52) (CP to move to Channel 41 expires 1/24/2008)
WGMU-CA, Burlington, VT, Facility ID 20588 (Channel 39) (Digital CP Channel 49 expires 10/11/2010 – Facility ID 167563)
W19BR(CA), Monkton, VT, Facility ID 30187 (Channel 19)
W49BI , Ellenburg, NY, Facility ID 30186 (Channel 49) (CP to increase ERP expires 11/6/10)
W17CI , Claremont, NH, Facility ID 48413  (Channel 17)

*Operated by MMBG, LLC pursuant to that certain Agreement for Sale of Commercial Time, dated August 15, 2003 by and between Montana Broadcasting Group, Inc. and Montana License Sub, Inc. and MMBG, LLC, as amended from time to time.

Schedule 4.08

FCC PROCEEDINGS

None, unless noted in FCC Counsel's Opinion or as noted on Schedule 4.07.

Schedule 4.09

TITLE TO PROPERTIES, CONDITIONS OF PROPERTIES;
PROPRIETARY RIGHTS, ETC.

REAL PROPERTY FEE OWNERSHIP

H&H Properties I Limited Partnership of which EMHC owns 99.37%. EMHC leases the building as it main office building in Little Rock. The property is mortgaged to One Bank.

EBC Buffalo, Inc. owns part of Lot 46, Township 5 Range 6 of the Holland Land Company's survey on Dutch Hill Road, Cattaraugus County, State of New York.

Equity Media Holdings Corporation owns an office building located at 510 N. Greenwood Avenue, Ft. Smith, Arkansas that is used as a sales office for the Northwest Arkansas station group.  The property is mortgaged to Citizens Bank & Trust Company, Van Buren, Arkansas

REAL PROPERTY AND OPERATING LEASES

The following leases have been assigned to and assumed by or entered into by Arkansas 49, Inc.:

1.	Lease Agreement with Telecom Towers, LLC and assigned to American Tower Corporation and Arkansas 49, Inc. commencing on September 23, 2003 for five years. (KKYK)

2.	Site Agreement, dated August 26, 2004, between Arkansas 49, Inc. and ABG Arkansas, LLC for fifteen years. (KWBK-LP)

3.	Hot Springs, AR Radio Tower Lease by and between Arkansas 49, Inc. and C & W Communications, Inc., commencing on February 1, 2003 for one year. Rent in monthly amount of $750.00. (KTVV-LP)

4.	Antenna lease between Signal Media Corporation, as licensor and Las Vegas Media, LLC, as assigned to Arkansas 49, Inc., as licensee, dated November 1995 for and extended until June 30, 2011. (KKYK-CA)

The following leases have been assigned to and assumed by or entered into by Borger Broadcasting, Inc.

1.	Lease by and between F&A Realty Amarillo, LTD. and Borger Broadcasting, Inc., dated April 16, 2004 for Amarillo office. Lease expires April 30, 2011.

2.	Lease Agreement by and between American Tower L.P. and Borger Broadcasting, Inc. dated February 27, 2004 for KEYU transmission site. Lease for ten year period. (KEYU, KEYU-LP, KAMT-LP)

3.	Antenna Site License Agreement, dated May 15, 2000 between Loutex Amarillo, L.P. and UVN Texas, L.P. and assigned to Borger Broadcasting, Inc. on a month to month basis. (KEAT-LP)

4.	License Agreement, dated January 30, 2007, by and between American Towers, L.P. and Borger Broadcasting, Inc. for a ten year period. (KUTW-LP)

5.
Antenna Site License Agreement, dated February 26, 1997 by and between Shaffer & Associates, Inc. and National Minority Television, Inc. as assigned to Borger Broadcasting, Inc., extended through June 1, 2011. (KWKO-LP)

6.
Tower Lease Agreement for Wichita Falls, Texas, dated January 9, 2006, by and between Ralph C. Parker dba Tower Rental Co. expiring December 31, 2006 and automatically extending on an annual basis thereafter. (KUWF & KTWW)

The following leases have been assigned to and assumed by or entered into by Denver Broadcasting, Inc.:

1.	Tower Site license agreement between Pinnacle Towers, Inc. and Denver Broadcasting, Inc. expiring April 1, 2009. (KDEV-DT)

2.	Site Agreement between Echo Properties, Inc. and Denver Broadcasting, Inc. for a tower site near Denver. Expires November 31, 2008. (KDEV-LP(CA))

3.
License Agreement WY0001 between Spectrasite Broadcast Towers, Inc., as lessor, and Wyoming Channel 2, Inc., as lessee, as assigned to Denver Broadcasting, Inc. for Tower #25 in Cheyenne, WY. Lease expires November 1, 2011. (KDEV)

4.	License Agreement, dated March 20, 2007, by and between American Tower Asset Sub, LLC and Equity Broadcasting Corporation d/b/a Denver Broadcasting, Inc., expiring in April 30, 2012. (KKTU-LP)

5.	Communications Use Lease, dated August 28, 2007, by and between the United States of America and Denver Broadcasting, Inc. expiring on December 31, 2016 for Laramie Translator Site- (K61DX)

6.	Rawlins site- Bureau of Land Management site lease (K21CV)

The following leases have been assigned to and assumed by or entered into by EBC Atlanta, Inc.

1.	License Agreement, dated June 28, 2007, by and between American Tower, L.P. and EBC Atlanta, Inc. for an initial five year term and two five year option periods. (WYGA-CA)

The following leases have been assigned to and assumed by or entered into by EBC Detroit, Inc.

1.	Tower Site License Agreement, dated November 16, 2004 by and between CBS Broadcasting, Inc. and EBC Detroit, Inc. The lease is for a five years through November 30, 2009 with options. (WUDT-CA)

2.	Lease Agreement, dated June 2005, by and between PDBM, LLC and EBC Detroit, Inc. for office space for a term expiring November 20, 2014.

The following leases have been assigned to and assumed by or entered into by EBC Harrison, Inc.

1.	Lease dated, November 16, 2006 by and between W.E.C.S. Corporation and EBC Harrison, Inc. expiring on November 15, 2007 and month to month thereafter. (KWBM office lease)

2.
Land Lease Agreement, dated March 10, 1999, by and between Rick and Ronda Turner and R.S. Communications, Limited Partnership, and assumed by EBC Harrison, Inc., as amended and expiring March 24, 2098. (KWBM)

3.	Telecommunications Site Lease Agreement, dated November 29, 2005 by and between W.E.C.S. Corporation and EBC Harrison, Inc. expiring on January 1, 2009 (KBBL-CA)

The following leases have been assigned to and assumed by or entered into by EBC Jacksonville, Inc.

1.
Broadcast Tower Antenna Sublease Agreement, dated September 29, 2006 by and between TC Florida Towers II, L.L.C. and EBC Jacksonville, Inc. for an initial three year term with four five year option periods. (WUJF-LP)

The following leases have been assigned to and assumed by or entered into by EBC Kansas City, Inc.

1.	Sublease agreement, dated December 26, 2006 by and between Meredith Corporation EBC Kansas City, Inc. office lease which expires March 31, 2011. (KUKC office lease)

2.	Tower space agreement with Daystar Television Network on a month to month. (KUKC-LP)

The following leases have been assigned to and assumed by or entered into by EBC Los Angeles, Inc.:

1.	New American Tower lease in process (KIMG-LP)

The following leases have been assigned to and assumed by or entered into by EBC Minneapolis, Inc.

1.	Lumber Exchange Building Office Lease, dated, December 17, 2004, by and between Lumber, LLC and EBC Minneapolis, Inc. for a forty month term.

2.	Telecommunications Terminal Site Access Users Agreement, dated January 19, 2005, for tower space on top of the Campbell Mithum Building for a five year period. (WUMN-LP)

3.
Telecommunications Terminal Site Access Agreement, dated May 30, 1991, between Broadcast Services Inc. and Ronald A. Kniffen, assigned to North Central LP TV, Inc. on June 15, 1995, subsequently Ventana Television, Inc. on November 9, 2001, subsequently assigned to Word of God Fellowship, Inc., dba as Daystar Television Network, on May 30, 2003, subsequently assigned to EBC St. Louis, Inc. (WTMS-LP)

The following leases have been assigned to and assumed by or entered into by EBC Nashville, Inc.

1.
License Agreement, dated April 1, 2005, by and between 401 Church Street, LLC and South Central Communications Corporation and assigned to EBC Nashville, Inc. expiring March 31, 2010 with one five year option period. (WNTU-LP)

2.	Lease Agreement, dated June 30, 1998, by and between Lexington Financial Center, LTD and B&C Communications, LLC and assigned to EBC Nashville, Inc. expiring June 30, 2008. (WBLU-LP)

The following leases have been assigned to and assumed by or entered into by EBC Panama City, Inc.

1.	License Agreement by and between Pinnacle Towers, Inc. and Marianna Broadcasting, Inc. as assigned to and assumed by EBC Panama City, Inc. for a ten year term commencing January 1, 2002. (WBIF)

2.	Lease, dated December 1, 2007, by and between Commerce Five, LTD and EBC Panama City, Inc. for a twelve month office space lease

The following leases have been assigned to and assumed by or entered into by EBC Scottsbluff, Inc.

1.
Lease Agreement, dated October 15, 2006, by and between Hometown Family Radio as successor in interest to Tracy Broadcasting Corporation and EBC Scottsbluff, Inc. expiring on October 14, 2007 and month to month thereafter. (KTUW-DT)

The following leases have been assigned to and assumed by or entered into by EBC Seattle, Inc.

1.
Telecommunications Terminal Site Access Agreement, dated October 21, 1997, between Broadcast Services, Inc. and Breckenridge Broadcasting Company, Inc. (Columbia Seafirst Center, Seattle, WA) (KUSE-LP)

The following leases have been assigned to and assumed by or entered into by EBC Southwest Florida, Inc.

1.
Lease Agreement, dated February 1, 2005, by and between Christa Carr, Lisa Hager, April Cottrell and Jesse Clarke, as amended and EBC Southwest Florida, Inc. expiring on January 31, 2009. (WEVU office lease)

2.
Super Towers, Inc. – Bonita Tower License Agreement, dated April 1, 2002 by and between Super Towers, Inc. and Tiger Eye Broadcasting for a five year term ending on October 31, 2007 with two five year options. (WUVF-CA)

3.
Antenna Lease Agreement, dated January 30, 2003 by and between Glenn T. McKeever and Tiger Eye Broadcasting Corp as assumed by EBC Southwest Florida, Inc for a five year term ending on January 31, 2008. (WTLE-LP)

4.	License Agreement, dated December 8, 2004, by and between American Towers, Inc. and EBC Southwest Florida, Inc. expiring on April 30, 2016 with two five year options. (WLZE-CA)

5.	License Agreement, dated May 1, 2006, by and between American Towers, Inc. and EBC Southwest Florida, Inc. expiring February 9, 2010 with two five year options. (WSLF-LP) Port St. Lucie

6.	Site License Agreement, dated March 20, 1996, by and between The Amtel Group of Florida, Inc. and Tamami Fort Myers Incorporated and assigned to EBC Southwest Florida, Inc. (WEVU)

7.	Super Towers, Inc. – Community License Agreement, dated November 1, 2001 by and between Super Towers, Inc. and Caloosa for WBSP-LP and assigned to EBC Southwest Florida, Inc. (WBSP-CA)

The following leases have been assigned to and assumed by or entered into by EBC Syracuse, Inc.

1.
Lease Agreement, dated November 1, 2002 by and between Harold A. Fish, Jr – Tower Talk of Ithaca and B&C Communications, LLC as subsequently assigned to EBC Syracuse, Inc. for a five year tower lease. (WNYI)

The following leases have been assigned to and assumed by or entered into by EBC Waterloo, Inc.

1.
Lease – Business Property lease, dated November 14, 2005 by and between Midtown Development and EBC Waterloo, Inc., expiring November 30, 2007 and extended to November 30, 2010. (KWWF office and tower lease)

The following leases have been assigned to and assumed by or entered into by Fort Smith 46, Inc.:

1.
Springdale sales office lease, dated April 30, 2001, by and between Sitton Properties, LLC and Fort Smith 46, Inc. for ten years beginning June 1, 2002. Rents of $3,600 (Springdale sales office). Sitton Properties, LLC has assigned its interest to Albert Moretti.

2.
Channels 46, 43 and 10 - Tower Lease Agreement (Vista tower), dated April 18, 1995, by and between Westark Towers, Inc., now American Tower, as lessor, and Pharis Broadcasting, Inc., as assumed by Fort Smith 46, Inc., as lessee, for space on its Mount Vista, Van Buren, AR tower. Ten year lease beginning at $1,175.00 per month plus electricity with payment beginning May 1, 1995 as modified in an Addendum executed July 14, 1995. (KPBI-CA, KXUN-LP & KFDF-CA)

3.
Channel 50 - Tower Space Lease Agreement (Mt. Cavanal tower), dated February 1, 2000 by and between Clark Communications, Inc. and assigned to AAT Communications, as lessor, and Pharis Broadcasting, Inc., as lessee, as assumed by Fort Smith 46, Inc., for space on its Mt. Cavanal, Poteau, Oklahoma tower. (KSJF-CA)

4.
Channel 53/60 - Tower Space Lease Agreement (Mt. Magazine tower), dated February 1, 2000 by and between Clark Communications, Inc. and assigned to AAT Communications, as lessor, and Pharis Broadcasting, Inc., as lessee, as assumed by Fort Smith 46, Inc. for space on its Mt. Magazine, Paris, Arkansas tower. (KRAH-CA)

5.
Channel 31 (Winslow tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. (K32GH)

6.
Channel 4 & 31 (Johnson I tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. (KJBW-CA & KWNL-CA)

7.
Channel 14 (Bentonville II tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. (KHMF-CA)

8.
Channel 33 (Siloam Springs tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. (KKAF-CA)

9.
Channel 59 (Hindsville tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. (KRBF-CA)

10.	Channel 48 (Salisaw, OK) tower lease between Hash Communications, LLC, and Fort Smith 46, Inc., commencing August 7, 2003 for five years. (K48FL)

11.	Channel 18/54 (Poteau, OK) tower license agreement between Hash Communications, LLC and Fort Smith 46, Inc., commencing August 7, 2003 for a term of five years. (KUFS-LP)

12.	Channel 33 (Clarksville) tower license agreement between Hash Communications, LLC and Fort Smith 46, Inc., commencing August 7, 2003 for a term of five years. (K33HE)

13.
Channel 64 (Johnson II tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. (KEGW-LP)

14.
Channel 36 (Johnson I tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. (KFFS-CA)

The following leases have been assigned to and assumed by or entered into by Logan 12, Inc.:

1.
Lease and Access Agreement, dated June 6, 2000, between Windmill Land and Stock Company, as owner, and Logan 12, Inc., as lessee, for 15 years, with option to extend for two additional 15-year terms. Covers land in Box Elder County, Utah. (KUTF)

2.	Office Lease, dated October 15, 2004 by and between Parkside Salt Lake Corporation and Logan 12, Inc. and Price Broadcasting, Inc. for 98 months. (KUTF office lease)

3.
Space and Service Lease and Agreement, dated October 1, 2002, between Questar InfoComm, Inc., as lessor, and Logan 12, Inc., as lessee/customer, covering building and circuits, for initial term of 5 years, with automatic annual renewals thereafter. (KUBX-CA)

The following leases have been assigned to and assumed by or entered into by Marquette Broadcasting, Inc.:

1.	Antenna Lease Agreement between Marquette Broadcasting, Inc. and Great Lakes Radio, Inc., commencing February 25, 2001 for a 20-year term. (WMQF)

2.
Tower and Building Agreement, dated May 15, 2003 by and between Furniture City Broadcasting Corporation and Media Adventures, Inc. and assigned to Marquette Broadcasting, Inc. for a three year period with four five year option periods. (WUHQ-LP)

The following leases have been assigned to and assumed by or entered into by Nevada Channel 3, Inc.:

1.	Tonapah, Nevada site lease for KEGS between Nevada Channel 3 Inc. and Terry Payne, commencing March 15, 2002 on a month-to-month basis. (KEGS)

2.	License Agreement, dated July 25, 2007 by and between American Tower, Inc. and Nevada Channel 3, Inc. for a five year term. (KELM-LP)

3.	Tower Lease, as assumed by Nevada Channel 3, Inc., with Tower Management on a month to month basis. (KEGS)

The following leases have been assigned to and assumed by or entered into by Nevada Channel 6, Inc.

1.
Lease Agreement, dated May 1, 2003 and modified on September 1, 2004 by and between Journal Broadcast Corporation and Equity Broadcasting Corporation as assigned to Nevada Channel 6, Inc. for a tower lease through April 30, 2006 and month to month thereafter. (KNBX-CA)

The following leases have been assigned to and assumed by or entered into by Newmont Broadcasting Corporation.

1.	Lease Agreement, dated July 17, 2003, by and between Bluewater Realty, LLC and Newmont Broadcasting Corporation for the Burlington office. (office lease)

2.	License Agreement, dated December 8, 2004 by and between American Towers, Inc. and Newmont Broadcasting Corporation for a ten year term. (WGMU & W19BR(CA))

3.	License Agreement, dated July 1, 2004, between Vermont ETV, Inc. and Newmont Broadcasting Corporation. This tower lease commenced July 1, 2004 and expires on June 30, 2009. (W61CE)

4.	License Agreement, dated May 1, 2005, between Vermont ETV, Inc. and Newmont Broadcasting Corporation. This tower lease commenced May 1, 2005 and expires on June 30, 2009. (W17CI)

5.	Lease Agreement by and between WBVT Television, as assumed by Newmont Broadcasting Corporation and North Country Repeaters on a month to month term. (W49BI)

6.	Lease Agreement by and between Pinewood Manor, Inc. as assigned to AFB, LLC and New York Network, LLC and assumed by Newmont Broadcasting Corporation. (W52CD)

7.	Lease agreement by and between Russ Kinsley and Newmont Broadcasting Corporation on a month to month term. (WBVT)

The following leases have been assigned to and assumed by or entered into by Price Broadcasting, Inc.:

1.	Lease Agreement, dated June 28, 2002, between American Towers, Inc., and Price Broadcasting, Inc., for five years for a tower site in Helper, Utah. (KCBU)

2.
Space Lease and Service Agreement, dated October 7, 2002, to be effective as of August 1, 2002, between Questar InfoComm, Inc., as lessor, and Price Broadcasting, Inc. (assignee of R&D Media Group, Inc.), as lessee/customer, covering building and circuits, for initial term of 5 years, with automatic annual renewals thereafter. (K45GX)

The following leases have been assigned to and assumed by or entered into by Pullman Broadcasting, Inc.:

1.	Office lease for KQUP, Spokane, Washington between Pullman Broadcasting, Inc. and The Spokane Club, commencing on September 1, 2003 and expiring September 30, 2011.

2.	Site Lease on Idaho Blossom Mountain with Switzer Communications, Inc. for Couer 'd Alene tower site, assumed June 1, 2000 for five years and now on a month to month basis. (KQUP-LP)

3.
Site Lease/Use Agreement, dated October 1, 2005 by and between Technology Services Management Group, LLC and Pullman Broadcasting, Inc. beginning on October 15, 2005 and expiring on October 15, 2010. (KQUP)

The following operating leases have been assigned to and assumed by or entered into by River City Broadcasting, Inc.:

1.
Antenna License Agreement (Shinall Mountain KWBF tower site), dated May 1997 by and between Signal Media of Arkansas, Inc., as Licensor and Channel 42 of Little Rock, Inc, as Licensee, as assumed by River City Broadcasting, Inc. expires 6/30/2011. (KWBF)

2.
Basic Lease Agreement (Sales Office), dated June 21, 2004 by and between Flake and Kelley Commercial and River City Broadcasting, Inc. for three years beginning August 1, 2004 and ending on July 31, 2008.

3.	Antenna Site Lease in Benton, AR by and between Samuel Bridges and Arkansas 49, Inc. and assigned to River City Broadcasting, Inc. commencing on May 15, 2003 for five years. (KWBF-LP)

4.	Antenna License Agreement, dated July 1, 2006 by and between Signal Media Corporation, as Licensor and River City Broadcasting, Inc. expires February 29, 2009. (KWBF-DT)

The following leases have been assigned to and assumed by or entered into by Roseburg Broadcasting, Inc.:

1.	Roseburg, Oregon transmitter site lease by and between Roseburg Broadcasting, Inc. and South West Oregon TV Broadcasting Corp, commencing on September 2, 2002 on a month-to-month basis. (KTVC)

2.	Eugene, Oregon site lease by and between Roseburg Broadcasting, inc. and James D. Silke, commencing on January 11, 1993 and is on a month to month basis. (KAMK-LP)

3.	Joint Sales Agreement dated August 19, 2002 by and between Roseburg Broadcasting, Inc. and Fisher Broadcasting – Oregon TV, LLC for office space for KTVC at no additional cost.

The following leases have been assigned to and assumed by or entered into by TV 34, Inc.:

1.	Tower/Ground Lease Agreement, dated September 2, 2004 by and between Jerry Clark d/b/a Clark Communications, Inc. and TV 34, Inc. commencing on January 1, 2005 for a fifteen year period. (KPBI)

2.	Site lease between TV 34, Inc. and Hash Communications, LLC commencing July 31, 2000 expires on August 31, 2010. (KWFT-LP)

3.
Aurora, Missouri tower site lease between TV 34, Inc. and Magic Circle Radio, Inc., as assigned to Falcon Broadcasting, Inc. commencing on December 1, 2003 for a two year term and month to month thereafter. (KNJE-LP) (To be assigned from TV 34, Inc. to EBC Harrison, Inc. at or shortly after closing)

The following leases have been assigned to and assumed by or entered into by Woodward Broadcasting, Inc.

1.
Commercial Lease Multi-Tenant lease, dated November 29, 2004, by and between THB/Quadrum, LLC and Woodward Broadcasting, Inc. for office space in Oklahoma City. Expires on January 1, 2008 and extended on a month to month basis

2.
Service Agreement, dated February 1, 2005, by and between Woodward Broadcasting, Inc. and Brooke and Douglas Williams d/b/a Omni Media Group, Inc. for office space and other services on a month to month basis at $3,500/month. (KUOK)

3.
Antenna Site Lease, dated October 26, 2000, by and between Pinnacle Towers, Inc. and Tiger Eye Broadcasting, as assigned to and assumed by Woodward Broadcasting, Inc. expiring on November 30, 2008. (KCHM-CA).

4.	Standard Lease, by and between Garnett Crossing, LLC and Woodard Broadcasting, Inc. commencing on April 1, 2005 and expiring on June 30, 2010. (Tulsa office lease)

5.
Roof Space Lease, dated December 1, 1995, by and between Bank Tower Limited Partnership as successor to Fourth National Associates Limited Partnership and Woodward Broadcasting, Inc. as successor to Kaleidoscope Affiliates, LLC for a tower space lease expiring on October 31, 2007 and now on a month to month basis at rents beginning at $993.04 (extention is in process). (KUTU-CA)

6.	Lease, dated August 16, 1991, by and between Oklahoma City Tower Company and LeSea Broadcasting Corporation as assumed by Woodward Broadcasting, Inc. (KWDW-LP)

7.	Antenna Site Lease, dated May 1997, by and between Mahorney Radio and Woodward Broadcasting, Inc., expiring May 2009. (KOKT)

INTELLECTUAL PROPERTY:

Arkansas 49, Inc. – KKYK, KKYK-CA, KWBK-LP, KTVV-CA
Borger Broadcasting, Inc. – KEYU, KEYU-LP, KAMT-LP, K59HG, KEAT-LP, KUTW-LP, KWKO-LP
Denver Broadcasting, Inc. – KKTU-LP, KDEV, KDEV-CA, K61DX, K21CV
EBC Atlanta, Inc. - WYGA-CA
EBC Buffalo, Inc. - WNGS
EBC Detroit, Inc. – WUDT-CA
EBC Harrison, Inc. – KWBM, KBBL-CA, KNJE-LP
EBC Jacksonville, Inc. – WUJF-LP
EBC Kansas City, Inc. –KUKC-LP
EBC Los Angeles, Inc. –KIMG-LP
EBC Minneapolis, Inc. – WUMN-CA, WTMS-CA
EBC Nashville, Inc. – WNTU-LP, WBLU-LP
EBC Panama City, Inc. – WBIF
EBC Scottsbluff, Inc. – KTUW
EBC Seattle, Inc. – KUSE-LP
EBC Southwest Florida, Inc. –WTLE-LP, WUVF-CA, WLZE-CA, WEVU-CA, WBSP-CA, WSLF-LP, WFPI-LP
EBC Syracuse, Inc. –WNYI
EBC Waterloo, Inc. - KWWF
Fort Smith 46, Inc. – KPBI-CA, KHMF-CA, KJBW-CA, KKAF-CA, KRAH-CA,
KSJF-CA, KRBF-CA, KEGW-LP, KWNL-CA, KXUN-LP, K66FM, K48FL, K33HE,
K32GH, KFDF-CA, KFFS-CA, KUFS-CA
Little Rock TV-14, LLC – KHUG-CA
Logan 12, Inc. – KUTF, KUBX-LP
Marquette Broadcasting, Inc. – WMQF, WUHQ-LP
Nevada Channel 3, Inc. – KEGS, KELM-LP, KEGS-LP
Nevada Channel 6, Inc. –KBNY, KNBX-CA
Newmont Broadcasting Corporation – WGMU-CA, W61CE,
WBVT-CA, W52CD, W19BR-CA, W49BI, W17CI
Price Broadcasting, Inc. – KCBU, K45GX
Pullman Broadcasting, Inc. – KQUP, KQUP-LP
River City Broadcasting, Inc. – KWBF
Roseburg Broadcasting, Inc. – KTVC, KAMK-LP
TV 34, Inc. – KPBI, K58FB, KWFT-LP
Vernal Broadcasting, Inc. - KBCJ
Woodward Broadcasting, Inc. – KUOK, KUOK-CA, KCHM-CA, KOKT-LP(CA), KUTU-CA
Rep Plus, Inc.
Equity Media Holdings Corporation – KHTE-LP, KRRI-LP, WJXF-LP, WJMF-LP, KTWW-LP, KUWF-LP, KLRA-LP, KWDW-LP, KWBF-LP

Trademarks:

LICK

Domain Names:
ARKANSASTWISTERS.COM
EBCORP.NET
EMDAHOLDINGS.COM
EQUITYBROADCASTING.COM
FOXFFS.COM
KQUP.COM
MY31TV.COM
MY42LR.COM
MYTV-BURLINGTON.COM
MYTV-NWARKANSAS.COM
RETROTELEVISION.NET
RTNVILLE.BIZ
RTNVILLE.INFO
RTNVILLE.US
UNIVISION-AMARILLO.COM
UNIVISION-MN.COM
UNIVISION-NWA.COM
UNIVISION-OK.COM
UNIVISION-SWFLORIDA.COM
UNIVISION-TULSA.COM
UNIVISION-WACO.COM
UPN51.COM
WMQF19.COM

Schedule 4.10

INTERESTS IN OTHER BUSINESSES (All 100% owned unless noted)

ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
C.A.S.H. SERVICES, INC.
CENTRAL ARKANSAS PAYROLL COMPANY
DENVER BROADCASTING, INC.
EBC ATLANTA, INC.
EBC BUFFALO, INC.
EBC DETROIT, INC.
EBC HARRISON, INC.
EBC JACKSONVILLE, INC.
EBC KANSAS CITY, INC.
EBC LOS ANGELES, INC.
EBC MINNEAPOLIS, INC.
EBC NASHVILLE, INC.
EBC PANAMA CITY, INC.
EBC PROVO, INC.
EBC SEATTLE, INC.
EBC SCOTTSBLUFF, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC SYRACUSE,INC.
EBC WATERLOO, INC.
FORT SMITH 46, INC.
EQUITY NEWS SERVICE, INC.
LITTLE ROCK TV-14, LLC 50%
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
MONTANA BROADCASTING GROUP, INC.
NEVADA CHANNEL 3, INC.
NEVADA CHANNEL 6, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
REP PLUS, INC.
SPINNER NETWORK SYSTEMS, LLC (4%)
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
TV 34, INC.
Arena Football II Sports Teams
ARKANSAS SPORTS ENTERTAINMENT, INC./ARKANSAS TWISTERS, INC. (49%)
Office Building – General Limited Partner of H&H PROPERTIES I LIMITED PARTNERSHIP (99.37%)

EMHC owns interests in certain other corporations listed as "Inactive Subsidiaries" on Schedule 4.02, all of which have no assets, are inactive or are in the process of being dissolved.

Schedule 4.15

PENSION PLANS

As outlined in the Employee Handbook, the Company has a 401(k) and profit sharing plan for employees. Employees receive a matching contribution of 50 cents for each dollar contributed with the maximum matching contribution per year being $1,000.

The Company has a 2007 Stock Incentive Plan wherein option grants are allowed to certain individuals.

Schedule 4.16

MATERIAL AGREEMENTS

1.	Management Services Agreement, dated March 30, 2007 between Equity Media Holdings Corporation and Royal Palm Capital Management, LLLP.

2.	Services Agreement, dated November 27, 2002, between EMHC and River City Broadcasting, Inc.

3.	Services Agreement, dated November 27, 2002, between EMHC and Fort Smith 46, Inc.

4.	Services Agreement, dated August 15, 2003, between EMHC and Logan 12, Inc.

5.	Services Agreement, dated August 15, 2003, between EMHC and Price Broadcasting, Inc.

6.	Services Agreement, dated June 21, 2004, between EMHC and Arkansas 49, Inc.

7.	Services Agreement, dated June 21, 2004, between EMHC and Borger Broadcasting, Inc.

8.	Services Agreement, dated June 21, 2004, between EMHC and Denver Broadcasting, Inc.

9.	Services Agreement, dated June 21, 2004, between EMHC and EBC Buffalo, Inc.

10.	Services Agreement, dated June 21, 2004, between EMHC and EBC Detroit, Inc.

11.	Services Agreement, dated June 21, 2004, between EMHC and EBC Harrison, Inc.

12.	Services Agreement, dated June 21, 2004, between EMHC and EBC Minneapolis, Inc.

13.	Services Agreement, dated June 21, 2004, between EMHC and EBC Scottsbluff, Inc.

14.	Services Agreement, dated June 21, 2004, between EMHC and EBC Panama City, Inc.

15.	Services Agreement, dated June 21, 2004, between EMHC and Marquette Broadcasting, Inc.

16.	Services Agreement, dated June 21, 2004, between EMHC and Nevada Channel 3, Inc.

17.	Services Agreement, dated June 21, 2004, between EMHC and Newmont Broadcasting, Inc.

18.	Services Agreement, dated June 21, 2004, between EMHC and Pullman Broadcasting, Inc.

19.	Services Agreement, dated June 21, 2004, between EMHC and Roseburg Broadcasting, Inc.

20.	Services Agreement, dated June 21, 2004, between EMHC and TV 34, Inc.

21.	Services Agreement, dated June 21, 2004, between EMHC and Vernal Broadcasting, Inc.

22.	Services Agreement, dated June 21, 2004, between EMHC and Woodward Broadcasting, Inc.

23.	Services Agreement, dated June 21, 2004 between EMHC and Equity News Services, Inc. (f/k/a Hispanic News Network, Inc.).

24.	Services Agreement, dated June 21, 2004, between EMHC and Rep Plus, Inc.

25.	Services Agreement, dated August 27, 2004, between EMHC and EBC Waterloo, Inc.

26.	Services Agreement, dated February 20, 2007, between EMHC and EBC Jacksonville, Inc.

27.	Services Agreement, dated November 9, 2006, between EMHC and EBC Nashville, Inc.

28.	Services Agreement, dated July 8, 2005, between EMHC and EBC Kansas City, Inc.

29.	Services Agreement, dated July 8, 2005, between EMHC and EBC Syracuse, Inc.

30.	Services Agreement, dated July 8, 2005, between EMHC and EBC Southwest Florida, Inc.

31.	Services Agreement, dated July 8, 2005, between EMHC and Nevada Channel 6, Inc.

32.	Services Agreement, dated July 8, 2005, between EMHC and EBC Atlanta, Inc.

33.	Services Agreement, dated July 8, 2005, between EMHC and EBC Seattle, Inc.

34.	Services Agreement, dated July 8, 2005, between EMHC and EBC Los Angeles, Inc.

35.	Services Agreement, dated July 8, 2005, between EMHC and Skyport Services, Inc.

36.	MyNetwork TV affiliation agreement between Twenthieth Television, Inc. and River City Broadcasting, Inc. (KWBF), dated March 29, 2006, for a term of five years with one-year extension periods.

37.	MyNetwork TV affiliation agreement between Twenthieth Television, Inc. and EBC Harrison, Inc. (KWBM), dated March 29, 2006, for a term of five years with one-year extension periods.

38.	MyNetwork TV affiliation agreement between Twenthieth Television, Inc. and Newmont Broadcasting Corporation (WGMU), dated May 9, 2006, for a term of five years with one-year extension periods.

39.	MyNetwork TV affiliation agreement between Twenthieth Television, Inc. and Fort Smith 46, Inc. (KPBI), dated March 29, 2006, for a term of five years with one-year extension periods.

40.	Fox affiliation agreement between Fox Broadcasting Corporation and Marquette Broadcasting, Inc. (WMQF) dated March 30, 2005. Expires June 30, 2008.

41.	Network Affiliation Agreement by and between Borger Broadcasting, Inc. (KEYU) and Univision Network Limited Partnership dated March 30, 2007 and expires March 31, 2022.

42.	Network Affiliation Agreement by and between EBC Detroit, Inc. (WUDT) and Univision Network Limited Partnership dated March 30, 2007 and expires March 31, 2022.

43.	Network Affiliation Agreement by and between EBC Jacksonville, Inc. and Univision Network Limited Partnership dated April 16, 2007 and expires March 31, 2022.

44.	Network Affiliation Agreement by and between EBC Kansas City, Inc. (KUCK-LP) and Univision Network Limited Partnership dated March 30, 2007 and expires March 31, 2022.

45.	Network Affiliation Agreement by and between EBC Minneapolis, Inc. (WUMN-CA) and Univision Network Limited Partnership dated March 30, 2007 and expires March 31, 2022.

46.	Network Affiliation Agreement by and between EBC Nashville, Inc. (WNTU) and Univision Network Limited Partnership dated April 16, 2007 and expires March 31, 2022.

47.	Network Affiliation Agreement by and between EBC Southwest Florida, Inc. (WUVF) and Univision Network Limited Partnership dated March 30, 2007 and expires March 31, 2022.

48.	Network Affiliation Agreement by and between EBC Syracuse, Inc. (WNYI) and Univision Network Limited Partnership dated March 30, 2007 and expires March 31, 2022.

49.	Network Affiliation Agreement by and between Fort Smith 46, Inc. (KXUN) and Univision Network Limited Partnership dated March 30, 2007 and expires March 31, 2022.

50.	Network Affiliation Agreement by and between River City Broadcasting, Inc. (KLRA) and Univision Network Limited Partnership dated March 30, 2007 and expires March 31, 2022.

51.	Network Affiliation Agreement by and between Woodward Broadcasting, Inc. and Univision Network Limited Partnership dated March 30, 2007 and expires March 31, 2022. (Station KUOK-TV)

52.	Network Affiliation Agreement by and between Woodward Broadcasting, Inc. and Univision Network Limited Partnership dated March 30, 2007 and expires March 31, 2022. (Station KUTU-CA)

53.	Network Affiliation Agreement by and between Borger Broadcasting, Inc. (KAMT-LP) and Telefutura dated March 30, 2007 and expires March 31, 2022.

54.	Network Affiliation Agreement by and between EBC Southwest Florida, Inc. (WTLE) and Telefutura dated March 30, 2007 and expires March 31, 2022.

55.	Master Network Program Licensing Agreement by and between CBS Paramount Studios, Inc. and EMHC dated March 10, 2007.

56.	Full-Time Transponder Capacity Agreement by and between PanAmSat Corporation and EMHC dated December 1, 2004.

57.	First Amendment to Full-Time Transponder Capacity Agreement by and between PanAmSat Corporation and EMHC dated March 30, 2005.

58.	Second Amendment to Full-Time Transponder Capacity Agreement by and between PanAmSat Corporation and EMHC dated June 3, 2005.

59.	Full-Time Transponder Capacity Agreement by and between PanAmSat Corporation and EMHC dated February 28, 2003.

60.	First Amendment to Full-Time Transponder Capacity Agreement by and between PanAmSat Corporation and EMHC dated August 12, 2003.

61.	Second Amendment to Full-Time Transponder Capacity Agreement by and between PanAmSat Corporation and EMHC dated June 30, 2004.

62.	Third Amendment to Full-Time Transponder Capacity Agreement by and between PanAmSat Corporation and EMHC dated December 1, 2004.

63.	Fourth Amendment to Full-Time Transponder Capacity Agreement by and between PanAmSat Corporation and EMHC dated March 30, 2005.

64.	Fifth Amendment to Full-Time Transponder Capacity Agreement by and between PanAmSat Corporation and EMHC dated June 3, 2005.

Schedule 4.17

PROJECTIONS

Delivered prior to Closing Date.

Schedule 4.18

BROKERS, ETC.

EMHC has dealt with Patrick Communications, Inc. as a broker relative to the transactions contained this Credit Agreement.

Schedule 4.19

CAPITALIZATION

(All 100% owned unless noted)	Shares Outstanding All Owned by EMHC
ARKANSAS 49, INC.	100
BORGER BROADCASTING, INC.	100
CENTRAL ARKANSAS PAYROLL COMPANY	300
DENVER BROADCASTING, INC.	1000
EBC ATLANTA, INC.	1000
EBC BUFFALO, INC.	1000
EBC DETROIT, INC.	1000
EBC HARRISON, INC. EBC JACKSONVILLE, INC.	1000 1000
EBC KANSAS CITY, INC.	1000
EBC LOS ANGELES, INC.	1000
EBC MINNEAPOLIS, INC.	1000
EBC NASHVILLE, INC.	1000
EBC PANAMA CITY, INC.	1000
EBC PROVO, INC.	1000
EBC SCOTTSBLUFF, INC.	100
EBC SEATTLE, INC.	1000
EBC SOUTHWEST FLORIDA, INC.	1000
EBC ST. LOUIS, INC.	100
EBC SYRACUSE, INC.	1000
EBC WATERLOO, INC.	1000
FORT SMITH 46, INC.	100
EQUITY NEWS SERVICE, INC.	1000
LITTLE ROCK TV-14, LLC	50%
LOGAN 12, INC.	100
MARQUETTE BROADCASTING, INC.	100
MONTANA BROADCASTING GROUP, INC.	100
NEVADA CHANNEL 3, INC.	100
NEVADA CHANNEL 6, INC.	1000
NEWMONT BROADCASTING CORPORATION	100
PRICE BROADCASTING, INC.	100
PULLMAN BROADCASTING INC.	100
REP PLUS, INC. RETRO PROGRAMMING SERVICES, INC.	100 1000
RIVER CITY BROADCASTING, INC.	100
ROSEBURG BROADCASTING, INC.	100
C.A.S.H. SERVICES, INC.	1000
SPINNER NETWORK SYSTEMS, LLC	4%
TV 34, INC.	100
VERNAL BROADCASTING, INC.	100
WOODWARD BROADCASTING, INC.	100
ARKANSAS TWISTERS, INC.	49%
Office Building – General and Limited Partner of H&H Properties I Limited Partnership	99.37% of Partnership

EMHC has granted options to certain employees to acquire shares of EMHC.

Note: Stock ownership in parent previously provided. EMHC owns interests in certain other corporations listed as "Inactive Subsidiaries" on Schedule 4.02, all of which have no assets, are inactive or are in the process of being dissolved.

Schedule 4.20

ENVIRONMENTAL COMPLIANCE

None

Schedule 5.06

REDUCTIONS TO FINANCIAL COVENANT LEVELS

See attached.

Schedule 6.05

EQUITY MEDIA HOLDINGS CORPORATION
AND CERTAIN OF ITS SUBSIDIARIES

COMPLIANCE REPORT

The undersigned __________________ of EQUITY MEDIA HOLDINGS CORPORATION, a Delaware corporation (successor-by-merger to Equity Broadcasting Corporation, an Arkansas corporation) ("EMHC"), HEREBY CERTIFIES that:

This Report is furnished pursuant to Section 6.05(c) of the Third Amended and Restated Credit Agreement dated as of February 13, 2008, by and among EMHC and certain of its affiliates (collectively, "Borrowers" and individually, a "Borrower"), the Lenders party thereto, Wells Fargo Foothill, Inc., as Collateral Agent for the Lenders (the "Agent"), and Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for the Lenders, as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time (the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Report have the meanings assigned to them in the Credit Agreement.

As required by Section/s/ 6.05(a) [and/or] (b) of the Credit Agreement, the financial statements of the Borrowers for the [year/quarter] ended _________________, 20___ (the "Financial Statements"), prepared in accordance with generally accepted accounting principles, consistently applied, accompany this Report. The Financial Statements present fairly the financial position of the Borrowers as at the date thereof and their results of operations for the period covered thereby [(subject only to normal recurring year-end adjustments)].

Based on the Financial Statements provided with this Report [and with the Reports previously furnished for the quarters ended _______________, __________ and _______________, __________], the figures set forth in Exhibit A hereto for determining compliance with the financial covenants contained in Article V of the Credit Agreement for the applicable reporting periods are true, complete and correct.

The activities of the Borrowers during the periods covered by such Financial Statements have been reviewed by the undersigned, as [___________________] of the Borrowers, or by employees or agents under my immediate supervision. Based on such review, to the best knowledge and belief of the undersigned, and as of the date of this Report, no Default has occurred.

Without limiting the generality of the foregoing, the Borrowers are in compliance with the requirements of Section 6.02 of the Credit Agreement regarding insurance coverage. The following policies [were reviewed/took effect] during the quarter ended _____________________:

[Insert information relating to new or renewed policies for the Borrowers, including dates and attaching insurance certificates with lender's loss payable endorsements.]

WITNESS my hand this _____ day of ___________________,200___.

EQUITY MEDIA HOLDINGS
CORPORATION

By:
Title:

The undersigned Borrowers consent to and agree
with the foregoing.

ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC SCOTTSBLUFF, INC.
EQUITY NEWS SERVICES, INC., f/k/a Hispanic News Network, Inc.
FORT SMITH 46, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.
EBC WATERLOO, INC.
EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
EBC SYRACUSE, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.

C.A.S.H. SERVICES, INC. f/k/a Skyport Services, Inc.
EBC NASHVILLE, INC
EBC JACKSONVILLE, INC.

By:
Name:
Title:

[Wells Fargo Foothill/Equity Broadcasting Compliance Report]

Exhibit A
to Schedule 6.05

FINANCIAL COVENANTS

A.	CAPITAL EXPENDITURES (Section 5.04)

1.	MAXIMUM PERMITTED CAPITAL EXPENDITURES FOR THE FISCAL YEAR ENDED____________________________

Year Ending	Maximum Capital Expenditures
December 31, 2008 and each year thereafter
$6,250,000 on a consolidated basis in any calendar year thereafter; provided, however, that so long as no Event of Default shall then exist, Capital Expenditures permitted, but not made, in any fiscal year may be deferred and made in the subsequent fiscal year in addition to (and computed after the application of) permitted Capital Expenditures for such subsequent fiscal year specified above, provided, further, that no such deferred Capital Expenditures may be further deferred. Notwithstanding the foregoing, Capital Expenditures and Permitted Acquisitions which are either (i) funded solely by additional cash equity or (ii) not financed with the Loans and which are non-recourse to Borrowers and the Restricted Stations, shall not be treated as Capital Expenditures for the purposes of this Section 5.04.

2.	ACTUAL CAPITAL EXPENDITURES $________________________

E.	RESTRICTED PAYMENTS (Section 5.05)

1.	DIVIDENDS AND DISTRIBUTIONS (See Attachment)

Please detail in an attached sheet each dividend and distribution (including Tax
Distributions, distributions with respect to Preferred Stock, etc.)

F.	MINIMUM REVENUES AND EBITDA (Section 5.06)

1.	MINIMUM REVENUES AND EBITDA FOR THE PERIOD ENDED_______________________(Please circle appropriate amounts)

Length of testing period (months):	For the period ending on:	Minimum Broadcasting Revenues to be not less than:	Minimum RTN Revenues to be not less than:	Minimum EBITDA to be not less than:
1	January 31, 2008	$1,939,000	$281,000	($2,183,000)
2	February 29, 2008	3,879,000	561,000	(4,367,000)
3	March 31, 2008	5,818,000	842,000	(6,550,000)
4	April 30, 2008	8,180,000	1,705,000	(8,226,000)
5	May 31, 2008	10,542,000	2,568,000	(9,902,000)
6	June 30, 2008	12,905,000	3,431,000	(11,577,000)
7	July 31, 2008	15,462,000	4,907,000	(12,647,000)
8	August 31, 2008	18,019,000	6,382,000	(13,717,000)
9	September 30, 2008	20,577,000	7,858,000	(14,787,000)
10	October 31, 2008	23,291,000	9,757,000	(15,645,000)
11	November 30, 2008	26,005,000	11,657,000	(16,504,000)
12	December 31, 2008	28,719,000	13,557,000	(17,362,000)
12	January 31, 2009	29,055,000	17,117,000	(14,729,000)
12	February 28, 2009	29,390,000	20,678,000	(12,096,000)
12	March 31, 2009	29,726,000	24,239,000	(9,463,000)
12	April 30, 2009	30,135,000	27,929,000	(6,689,000)
12	May 31, 2009	30,543,000	31,619,000	(3,915,000)
12	June 30, 2009	30,952,000	35,309,000	(1,141,000)
12	July 31, 2009	31,394,000	38,954,000	1,477,000
12	August 31, 2009	31,837,000	42,598,000	4,095,000
12	September 30, 3009	32,279,000	46,243,000	6,713,000
12	October 31, 2009	32,749,000	49,933,000	9,469,000
12	November 30, 2009	33,218,000	53,622,000	12,224,000
12	December 31, 2009	33,688,000	57,312,000	14,980,000
12	January 31, 2010	34,513,000	62,415,000	16,433,000
12	February 28, 2010	35,339,000	67,518,000	17,886,000
12	March 31, 2010	36,165,000	72,620,000	19,339,000
12	April 30, 2010	37,170,000	77,597,000	22,891,000
12	May 31, 2010	38,176,000	82,574,000	26,443,000
12	June 30, 2010	39,182,000	87,551,000	29,995,000
12	July 31, 2010	40,271,000	92,319,000	35,000,000
12	August 31, 2010	41,360,000	97,086,000	40,005,000
12	September 30, 2010	42,448,000	101,854,000	45,010,000
12	October 31, 2010	43,604,000	106,320,000	51,145,000
12	November 30, 2010	44,760,000	110,787,000	57,280,000
12	December 31, 2010	45,915,000	115,254,000	63,416,000
12	January 31, 2011	47,004,000	116,577,000	64,122,000

2.	ACTUAL BROADCASTING REVENUE EARNED FOR SUCH PERIOD:	$_________

3.	ACTUAL RTM REVENUE EARNED FOR SUCH PERIOD:	$_________

4.	ACTUAL EBITDA EARNED FOR SUCH PERIOD:	$_________

Schedule 7.01

INDEBTEDNESS

EQUITY MEDIA HOLDINGS CORPORATION
 INDEBTEDNESS

	Loan#
Lender/Lessor	Loan Date	Repayment terms	Mo. Pymt	Balance

Equity Media Holdings Corporation
Bankcorp South	2680000190826 11/14/2003	Monthly installments of $486.19 including interest of at 6.25% with an 11/2008 balloon.	486.19	5,654.78
Wells Fargo Foothill, Inc./Silver Point Finance		Term loans & Revolving Line, Secured by various assets.		49,874,981.80
GMAC-Pinnacle Bank	24907593053 8/16/2005	Sixty monthly installments of $1,037.22 until June 2010. Secured by an automobile.	1,037.22	31,829.73
Univision Communications, Inc. 5999 Center Drive Los Angeles, CA 90045		One year 7% interest only note due April 1, 2008. Secured by KUTF and K45GX		15,000,000.00
Citizens Bank	2663640	First mortgage on Fort Smith sales office	2,250.00	197,766.39
De Lage Landen Financial 1111 Old Eagle School Rd Wayne, PA 19087	MBS 7061	Six monthly payments of $50 and 36 monthly payments of $3,342. Interest at 8.41% secured by computer equipment and software	3,342.00	83,576.88
Arkansas 49, Inc.
Bank of Little Rock 200 North State Street Little Rock, AR 72201	LOC 515106 12/18/2005	Monthly interest only payments at 7.5% balance due on 12/18/06 secured by stock pledge, equipment and EBC guarantee.		988,987.46

Fort Smith 46, Inc.
Pharis Broadcasting 523 Garrison Avenue, Ste. 201 Fort Smith, AR 72901	1/4/2001	Monthly installment of $3,117.24 including interest at 8.00% until December 31, 2008 when the remaining principal and interest is due. Noncompete Secured by satellite truck.	3,117.24	6,191.80

EBC Waterloo, Inc.
Valley Bank Davenport, Iowa	9/7/2004	Interest only for 18 months at 5.25% and then 60 monthly payments at prime plus 1.25% and a balloon		1,885,092.15

Denver Broadcasting, Inc./Hispanic News Network, Inc.
Valley Bank Davenport, Iowa	80386 12/20/2003	Interest only for 18 months at 5.25% and then 60 monthly payments at prime plus 1.25% and a balloon		5,681,548.55

EBC Southwest Florida, Inc.
Coloosa Television Corporation	Acq. Loan	Due 11/30/07		300,000.00
Bank of Little Rock	11/7/2007	Monthly installments of $543 beginning 12/1/2007 at 8.5% secured by a van.	543.00	17,200.00
Woodward Broadcasting, Inc.
Bank of Little Rock 200 North State Street Little Rock, AR 72201	531096 2/1/2005	Thirty six payments of $1,482.25 at 7% secured by vehicles	1,482.25	3,029.99

H&H Properties I, Ltd Partnership
One Bank 300 West Capital Little Rock, AR 72201	Nov-04	Monthly installments of $14,622 beginning 12/1/07 at 8.0% interest. Secured by corporate office building	13,320.00	1,649,908.37
CAPITAL LEASES
Equity Media Holdings Corporation
City Business Machines P.O. Box 3855 Little Rock, AR 72203	LRG 0001	Thirty six monthly installments of $1,369.	1,369.00	26,828.98
Kyocera Mita 1961 Hirst Drive Moberly, MO 65270	9012772212 1/1/2003	Monthly payments of $2,132.50 at 7.75% until December 2007, secured by copiers and faxes	2,132.50	818.83
			Total	$76,840,915.71

Balances as of November 30, 2007

Schedule 7.02
PERMITTED LIENS

Liens reflected in lien searches obtained by Agent or as noted on Schedules 2.16 or 7.01.

Schedule 7.09
TRANSACTIONS WITH AFFILIATES

Except for those otherwise disclosed in the Credit Agreement or the schedules thereto, none.

Schedule 7.10

PERMITTED AMENDMENTS TO ORGANIZATIONAL DOCUMENTS

Amendment to EMHC Articles of Incorporation required pursuant to Section 6.11 of the Credit Agreement.

Schedule 7.14

LOCAL MARKETING AGREEMENTS

Time Brokerage Agreement, dated January 24, 1997, by and between Arkansas Media, LLC and assumed by Equity Broadcasting Corporation, as assigned to Equity Media Holdings Corporation, and Flinn Broadcasting Corporation, for the provision of programming to KWBF-FM (formerly KDRE-FM), 101.1 FM, North Little Rock, Arkansas. ("KDRE")

Time Brokerage Agreement, dated January 1, 2006, by and between EBC Syracuse, Inc. and Metro TV, Inc., for the provision of programming to WOBX-LP(CA), Channel 35, Syracuse, New York.

Agreement for the Sale of Commercial Time, dated August 15, 2003, by and between Montana Broadcasting Group, Inc. and Montana License Sub, Inc. and MMBG, LLC, for the purchase of advertising time by MMBG, LLC.

Schedule 12

ASSIGNMENT AND ACCEPTANCE

THIS ASSIGNMENT AND ACCEPTANCE (this "Agreement") is made this ______ day of ___________________, _______ by and between ("Assignor"), and _____________ ("Assignee").

1. Recitals. (a) Assignor is a party to the Third Amended and Restated Credit Agreement dated as of February 13, 2008 (which, as the same has been and may from time to time be amended, modified, renewed, extended or restated, is hereinafter called the "Credit Agreement") among Equity Media Holdings Corporation, a Delaware corporation (successor-by-merger to Equity Broadcasting Corporation, an Arkansas corporation), and certain of its affiliates (collectively, "Borrowers", and each individually, a "Borrower"), certain Persons named therein as "Lenders" (each, a "Lender" and collectively, the "Lenders"), Wells Fargo Foothill, Inc., as Collateral Agent for the Lenders (the "Agent"), and Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for the Lenders.

(b) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

(c) Immediately prior to the assignment and assumption provided herein, Assignor's Commitments and its outstanding Loans are as specified in Schedule A attached hereto. Assignor desires to assign and delegate to Assignee, and Assignee desires to acquire and assume from Assignor, a portion (the "Purchased Percentage") of Assignor's Commitments and outstanding Loans and all related claims for interest and fees after the Effective Date (as defined below).

2. Assignment. For and in consideration of the assumption of obligations by Assignee set forth in Section 3 hereof and the other consideration set forth herein, and effective as of _____________________, 20_____ which date is at least five (5) Business Days following the execution hereof (the "Effective Date"), Assignor does hereby sell, assign, transfer and convey all of its right, title and interest in and to, and does hereby delegate its obligations in respect of, the Purchased Percentage of (a) the Commitments of Assignor (as in effect on the Effective Date), (b) all Loans made by Assignor and outstanding on the Effective Date; and (c) the Credit Agreement and the other Loan Documents. Pursuant to Article XIII of the Credit Agreement, on and after the Effective Date, Assignee shall have the rights, benefits and obligations of a Lender under the Loan Documents with respect to the Purchased Percentage. After giving effect to the assignment and delegation provided herein, the respective Commitments and outstanding Loans of the parties hereto shall be as set forth on Schedule A hereto, which Schedule also contains certain additional information with respect to Assignee.

3. Assumption. For and in consideration of the assignment of rights by Assignor set forth in Section 2 hereof and the other consideration set forth herein, and effective as of the Effective Date, Assignee does hereby accept the foregoing assignment of rights and delegation of obligations, and does hereby assume and covenant and agree fully, completely and timely to perform, comply with and discharge, each and all of the obligations, duties and liabilities of Assignor under the Credit Agreement, which are assigned and delegated to Assignee hereunder, which assumption includes, without limitation, the obligation to fund the unfunded portion of the Purchased Percentage of the Assignor's Commitment in accordance with the provisions set forth in the Credit Agreement. Assignee agrees to be bound by all provisions relating to the Lenders under, and as defined in, the Credit Agreement, including, without limitation, provisions relating to the dissemination of information and the payment of indemnification. From and after the Effective Date, Assignor is released from Assignor's obligations with respect to the Purchased Percentage.

4. Fees; Etc. Assignor and Assignee have made arrangements with respect to (a) the portion, if any, to be paid, and the date or dates for payment, by Assignor to Assignee of any fees heretofore received by Assignor pursuant to the Credit Agreement prior to the Effective Date and (b) the portion, if any, to be paid, and the date or dates for payment, by Assignee to Assignor of fees or interest received by Assignee pursuant to the Credit Agreement from and after the Effective Date.

5. Payment Obligations. On and after the Effective Date, Assignee shall be entitled to receive from Agent all payments of principal, interest and fees with respect to the Purchased Percentage (if any) of Assignor's respective Commitment and Loans. Assignee shall advance funds directly to the Agent with respect to all Loans made on or after the Effective Date. In consideration for the sale and assignment of Loans hereunder, (a) on the date of execution hereof, Assignee shall pay to the Agent the registration and processing fee referred to in paragraph (b)(iv) of Article XIII of the Credit Agreement, and (b) on the Effective Date, Assignee shall pay Assignor an amount equal to the Purchased Percentage (if any) of all Loans made by Assignor outstanding on the Effective Date or such other purchase price for the Purchased Percentage of the applicable Loans agreed to by Assignor and Assignee. On and after the Effective Date, Assignee will also remit to Assignor any amounts of interest on Loans and fees received from Agent which relate to the Purchased Percentage of the applicable Loans made by Assignor accrued for periods prior to the Effective Date. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

6. Representations and Certain Agreements.

(a) Assignee's Representations, Warranties and Agreements. Assignee represents, warrants and agrees to and with Assignor as follows:

(i) Assignee has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

(ii) the making and performance by Assignee of this Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it;

(iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of the Assignee, enforceable against it in accordance with its terms;

(iv) all approvals and authorizations of, all filings with and all actions by any governmental or other administrative or judicial authority necessary for the validity or enforceability of Assignee's obligations under this Agreement have been obtained;

(v) Assignee has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements and Compliance Report delivered pursuant to Sections 6.05(a), (b), (c), (d) and (e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement;

(vi) Assignee appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and

(vii) Assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including, without limitation, obligations to make Loans to the full amount of the portion of the Commitment acquired by Assignee.

(b) Assignor's Representations and Warranties. Assignor represents and warrants to Assignee as follows:

(i) Assignor has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

(ii) the making and performance by Assignor of this Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it;

(iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of Assignor, enforceable against it in accordance with its terms;

(iv) all approvals and authorizations of, all filings with and all actions by any governmental or other administrative or judicial authority necessary for the validity or enforceability of Assignor's obligations under this Agreement have been obtained;

(v) the amount of Assignor's Commitment and the aggregate outstanding principal amount of the Loans held by the Assignor are, on and as of the date of this Agreement (immediately prior to giving effect to the sale, assignment and transfer contemplated by Section 2), correctly set forth in Schedule A hereto; and

(vi) immediately prior to giving effect to the sale, assignment and transfer contemplated by Section 2, the Assignor has good title to, and is the sole legal and beneficial owner of, the Purchased Percentage, free and clear of all liens, security interests, participations and other encumbrances.

7. Credit Determination; Limitations on Assignor's Liability. It is understood and agreed that Assignee has independently made its own credit determinations and analysis based upon such information as Assignee deems sufficient to enter into the transaction contemplated hereby and not based on any statements or representations by Assignor and that it will, independently and without reliance upon Assignor, any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement. It is understood and agreed that the assignment and assumption hereunder are made WITHOUT RECOURSE to Assignor and that Assignor makes no representation or warranty of any kind to Assignee (except as set forth in Section 5(b) above) and shall not be responsible for (a) the due execution, legality, validity, enforceability, genuineness, sufficiency, value or collectibility of the Credit Agreement or any other Loan Document, including without limitation, documents granting the Assignor and other Lenders a security interest in assets of the Borrowers or any of their Subsidiaries, (b) any representation, warranty or statement made in or in connection with any of the Loan Documents, (c) the financial condition or creditworthiness of the Borrowers or any of their Subsidiaries, (d) the performance or compliance with any of the terms or provisions of any of the Loan Documents, (e) inspecting any of the property, books or records of the Borrowers or (f) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans. Neither Assignor nor any of its officers, directors, employees, agents or attorneys shall be liable for any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents, except for its or their own gross negligence or willful misconduct.

8. Indemnity. Assignee agrees to indemnify and to hold harmless Assignor from and against any and all losses, costs, damages, expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by Assignor in connection with or arising in any manner from Assignee's performance or nonperformance of obligations assumed under this Agreement.

9. Subsequent Assignments. After the Effective Date, Assignee shall have the right to assign the rights which are assigned to Assignee hereunder to any entity or person, provided that (a) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (b) Assignee is not thereby released from any of its obligations to Assignor hereunder.

10. Governing Law. This Agreement shall be governed by the internal law, and not the law of conflicts, of the State of New York.

11. Notices. Notices shall be given under this Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the addresses set forth under the parties' respective name(s) on the signature pages hereto.

12. Further Assurances. Assignor and Assignee hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transaction contemplated by this Agreement.

13. Expenses. Each party hereto shall bear its own expenses in connection with the execution, delivery and performance of this Agreement.

14. Amendment, Modification or Waiver. No provision of this Agreement may be amended, modified or waived except by an instrument in writing signed by Assignor and Assignee.

15. Jurisdiction; Venue. Each of the parties hereto hereby submits to the exclusive jurisdiction of the State and Federal Courts located in Los Angeles County, California for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objective which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17. Counterparts. This Agreement may be executed in counterparts, each of which shall be identical and all of which, taken together, shall constitute one instrument.

(The next page is the signature page.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

[ ]

By:
Name:
Title:

Address:

Telephone:
Telecopy:

[ ]

By:
Name:
Title:

Address:

Telephone:
Telecopy:

ACCEPTED:

WELLS FARGO FOOTHILL, INC.,
As Administrative Agent

By:	______________________________
________________, Vice President

SCHEDULE A
TO ASSIGNMENT AND
ACCEPTANCE AGREEMENT

LIST OF LENDING OFFICES, ADDRESSES
FOR NOTICES AND COMMITMENT AND LOAN AMOUNTS

ASSIGNOR:
[Insert Name of Assignor]

	Revolving Credit Commitment			Revolving Credit Loans			Term Loan A Commitment			Term Loans A			Term Loan B Commitment			Term Loans B
Amount	$	__________		$	_________		$	_________		$	_________		$	_________		$	_________

Percentage		________	%		_______	%		_______	%		_______	%		_______	%		_______	%

Following assignment of the Purchased Percentage, Assignor's portions of the Commitments and outstanding Loans will be as follows:

	Revolving Credit Commitment			Revolving Credit Loans			Term Loan A Commitment			Term Loans A			Term Loan B Commitment			Term Loans B
Revised Amount	$	__________		$	_________		$	_________		$	_________		$	_________		$	_________

Revised Percentage		________	%		_______	%		_______	%		_______	%		_______	%		_______	%

ASSIGNEE:
[Insert Name of Assignee]

	Revolving Credit Commitment			Revolving Credit Loans			Term Loan A Commitment			Term Loans A			Term Loan B Commitment			Term Loans B
Amount	$	__________		$	_________		$	_________		$	_________		$	_________		$	_________

Percentage		________	%		_______	%		_______	%		_______	%		_______	%		_______	%

Following assignment of the Purchased Percentage, Assignee's respective portions of the respective Commitments and outstanding Loans will be as follows:

	Revolving Credit Commitment			Revolving Credit Loans			Term Loan A Commitment			Term Loans A			Term Loan B Commitment			Term Loans B
Revised Amount	$	__________		$	_________		$	_________		$	_________		$	_________		$	_________

Revised Percentage		________	%		_______	%		_______	%		_______	%		_______	%		_______	%

Address for Notices:

_______________________________________
_______________________________________
Attention:________________________________
Telephone:_______________________________
Telecopy:________________________________
Confirmation:_____________________________

Domestic Lending Office:

_______________________________________
_______________________________________
_______________________________________
_______________________________________

Exhibit A

FORM OF SECURED REVOLVING CREDIT NOTE
[__] AMENDED AND RESTATED SECURED REVOLVING CREDIT NOTE

Santa Monica, California
$________________	Dated as of ___ __, 200_

FOR VALUE RECEIVED, the undersigned (collectively, the "Borrowers" and individually, a "Borrower"), hereby jointly and severally promise to pay to [  ], a [__________] [  ], with an address at [  ] (the "Payee"), the principal sum of [  ] DOLLARS ($[  ]) or the aggregate unpaid principal amount of all advances made by the Payee to the Borrowers pursuant to Section 2.01(a) of that certain Third Amended and Restated Credit Agreement dated as of February 13, 2008, as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time hereafter (the "Credit Agreement"), by and among the Borrowers, the Payee, the other Lenders referred to therein and Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for the Lenders, and Wells Fargo Foothill, Inc., as Collateral Agent for the Lenders (with its successors and assigns in such capacity, the "Collateral Agent"), whichever amount is less, together with interest in arrears on any and all principal amounts outstanding and remaining unpaid hereunder from time to time from the date hereof until payment in full, payable on the dates and at the interest rate or rates specified in the Credit Agreement. Capitalized terms used in this Note without definition have the meanings assigned to them in the Credit Agreement.

The aggregate principal amount outstanding hereunder shall be payable as provided in Section 2.04 of the Credit Agreement. This Note may be prepaid in accordance with the terms and provisions of the Credit Agreement.

All principal and interest hereunder are payable in lawful money of the United States of America to the Payee c/o the Collateral Agent at its address specified in the Credit Agreement in immediately available funds as provided in the Credit Agreement on the dates on which such payments shall become due. Payments of principal and interest hereunder which are not made by such dates may be made by debiting the deposit account(s), if any, in the names of the respective Borrower with the Collateral Agent. Each Borrower hereby irrevocably authorizes the Collateral Agent to so debit such deposit account(s).

Subject to the terms and conditions of the Credit Agreement and all other instruments or agreements evidencing or securing the indebtedness hereunder, the Borrowers, for themselves and their respective legal representatives, to the extent they may lawfully do so, hereby expressly waive presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws, and consent that the Collateral Agent or the Lenders may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby to the extent provided in the Credit Agreement without in any way affecting the liability of the Borrowers.

This Note is one of the "Revolving Credit Notes" referred to in, and is entitled to the benefits of, the Credit Agreement (including Schedules thereto) and all other instruments and agreements evidencing and/or securing the indebtedness hereunder, which Credit Agreement and other instruments and agreements are hereby made part of this Note and are deemed incorporated herein in full. The occurrence or existence of an Event of Default shall constitute a default under this Note and shall entitle the Payee to accelerate the entire indebtedness hereunder and to take such other action as may be provided for in the Credit Agreement or any other instrument or agreement evidencing and/or securing this Note, all in accordance with the terms of the Credit Agreement.

All agreements between or among the Borrowers, the Collateral Agent and any Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which the Payee or any other Lender is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if, from any circumstances, the Payee or any other Lender should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between or among the Borrowers, the Collateral Agent, and each Lender.

This Note and all transactions hereunder and/or evidenced herein shall be construed in accordance with and governed by the internal laws of the State of California applicable to contracts made and performed in said State.

If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Borrowers hereby jointly and severally agree to pay reasonable attorneys' fees to the holder hereof together with reasonable costs and expenses of collection, including, without limitation, any such attorneys' fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of any Borrower or any party (other than the Payee or any other Lender) to any instrument or agreement securing this Note.

This Note amends, restates, modifies, and replaces, but does not extinguish the indebtedness evidenced by, that [ ] executed by Borrowers payable to the order of Payee, and all liens and pledges securing such indebtedness are hereby reaffirmed and continued.

IN WITNESS WHEREOF, each Borrower has caused this Second Amended and Restated Secured Revolving Credit Note to be executed under seal by its duly authorized representative as of the date first above written.

EQUITY MEDIA HOLDINGS CORPORATION
ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC SCOTTSBLUFF, INC.
EQUITY NEWS SERVICES, INC., f/k/a Hispanic News Network, Inc.
FORT SMITH 46, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.
EBC WATERLOO, INC.
EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
EBC SYRACUSE, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
C.A.S.H. SERVICES, INC. f/k/a Skyport Services, Inc.
EBC NASHVILLE, INC
EBC JACKSONVILLE, INC.

By:
James H. Hearnsberger, Vice President of each

STATE OF ARKANSAS

COUNTY OF PULASKI

On ____, 20__, before me,     , a Notary Public, personally appeared James H. Hearnsberger , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

[SEAL]

Exhibit B-1

FORM OF SECURED PROMISSORY NOTE A
AMENDED AND RESTATED SECURED PROMISSORY NOTE (TERM LOAN A)

Santa Monica, California
$______________	Dated as of ____ __, 200_

FOR VALUE RECEIVED, the undersigned (collectively, the "Borrowers" and individually, a "Borrower"), hereby jointly and severally promise to pay to [  ], a [  ], with an address at [  ] (the "Payee"), the principal sum of [  ] DOLLARS ($[  ]) or the aggregate unpaid principal amount of all advances made by the Payee to the Borrowers pursuant to Section 2.01(c) of that certain Third Amended and Restated Credit Agreement dated as of February 13, 2008, as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time hereafter (the "Credit Agreement"), by and among the Borrowers, the Payee, the other Lenders referred to therein and Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for the Lenders, and Wells Fargo Foothill, Inc., as Collateral Agent for the Lenders (with its successors and assigns in such capacity, the "Collateral Agent"), whichever amount is less, together with interest in arrears on any and all principal amounts outstanding and remaining unpaid hereunder from time to time from the date hereof until payment in full, payable on the dates and at the interest rate or rates specified in the Credit Agreement. Capitalized terms used in this Note without definition have the meanings assigned to them in the Credit Agreement.

The aggregate principal amount outstanding hereunder shall be payable as provided in Section 2.04 of the Credit Agreement. This Note may be prepaid only in accordance with the terms and provisions of the Credit Agreement.

All principal and interest hereunder are payable in lawful money of the United States of America to the Payee c/o the Collateral Agent at its address specified in the Credit Agreement in immediately available funds as provided in the Credit Agreement on the dates on which such payments shall become due. Payments of principal and interest hereunder which are not made by such dates may be made by debiting the deposit account(s), if any, in the names of the respective Borrower with the Collateral Agent. Each Borrower hereby irrevocably authorizes the Collateral Agent to so debit such deposit account(s).

Subject to the terms and conditions of the Credit Agreement and all other instruments or agreements evidencing or securing the indebtedness hereunder, the Borrowers, for themselves and their respective legal representatives, to the extent they may lawfully do so, hereby expressly waive presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws, and consent that the Collateral Agent or the Lenders may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby to the extent provided in the Credit Agreement without in any way affecting the liability of the Borrowers.

This Note is one of the "Term Loan A Notes" referred to in, and is entitled to the benefits of, the Credit Agreement (including Schedules thereto) and all other instruments and agreements evidencing and/or securing the indebtedness hereunder, which Credit Agreement and other instruments and agreements are hereby made part of this Note and are deemed incorporated herein in full. The occurrence or existence of an Event of Default shall constitute a default under this Note and shall entitle the Payee to accelerate the entire indebtedness hereunder and to take such other action as may be provided for in the Credit Agreement or any other instrument or agreement evidencing and/or securing this Note, all in accordance with the terms of the Credit Agreement.

All agreements between or among the Borrowers, the Collateral Agent and any Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which the Payee or any other Lender is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if, from any circumstances, the Payee or any other Lender should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between or among the Borrowers, the Collateral Agent, and each Lender.

This Note and all transactions hereunder and/or evidenced herein shall be construed in accordance with and governed by the internal laws of the State of California applicable to contracts made and performed in said State.

If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Borrowers hereby jointly and severally agree to pay reasonable attorneys' fees to the holder hereof together with reasonable costs and expenses of collection, including, without limitation, any such attorneys' fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of any Borrower or any party (other than the Payee or any other Lender) to any instrument or agreement securing this Note.

This Note amends, restates, modifies, and replaces, but does not extinguish the indebtedness evidenced by, that certain [___] executed by Borrowers payable to the order of Payee, and all liens and pledges securing such indebtedness are hereby reaffirmed and continued.

This Note shall become effective upon acceptance of this Note by the Collateral Agent on behalf of the Payee in Santa Monica, California. Borrowers hereby waive notice of acceptance hereof by Payee and Collateral Agent.

IN WITNESS WHEREOF, each Borrower has caused this Secured Promissory Note to be executed under seal by its duly authorized representative as of the date first above written.

EQUITY MEDIA HOLDINGS CORPORATION
ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC SCOTTSBLUFF, INC.
EQUITY NEWS SERVICES, INC., f/k/a Hispanic New Network, Inc.
FORT SMITH 46, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC,
PULLMAN BROADCASTING, INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
SHAWNEE BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.
EBC WATERLOO, INC.
EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
C.A.S.H. SERVICES, INC. f/k/a Skyport Services, Inc.
EBC NASHVILLE, INC.
EBC JACKSONVILLE, INC.

By:
James H. Hearnsberger, Vice President of each

STATE OF ARKANSAS

COUNTY OF PULASKI

On ___ ____ , 200_, before me,     , a Notary Public, personally appeared James H. Hearnsberger, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the persons, or the entities upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

[SEAL]

Exhibit B-2

FORM OF SECURED PROMISSORY NOTE B
AMENDED AND RESTATED SECURED PROMISSORY NOTE (TERM LOAN B)

Santa Monica, California
$______________	Dated as of ____ __, 200_

FOR VALUE RECEIVED, the undersigned (collectively, the "Borrowers" and individually, a "Borrower"), hereby jointly and severally promise to pay to [  ], a [  ] [  ], with an address at [  ] (the "Payee"), the principal sum of [  ] DOLLARS ($[  ]) or the aggregate unpaid principal amount of all advances made by the Payee to the Borrowers pursuant to Section 2.01(c) of that certain Third Amended and Restated Credit Agreement dated as of February 13, 2008, as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time hereafter (the "Credit Agreement"), by and among the Borrowers, the Payee, the other Lenders referred to therein and Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for the Lenders, and Wells Fargo Foothill, Inc., as Collateral Agent for the Lenders (with its successors and assigns in such capacity, the "Collateral Agent"), whichever amount is less, together with interest in arrears on any and all principal amounts outstanding and remaining unpaid hereunder from time to time from the date hereof until payment in full, payable on the dates and at the interest rate or rates specified in the Credit Agreement. Capitalized terms used in this Note without definition have the meanings assigned to them in the Credit Agreement.

The aggregate principal amount outstanding hereunder shall be payable as provided in Section 2.04 of the Credit Agreement. This Note may be prepaid only in accordance with the terms and provisions of the Credit Agreement.

All principal and interest hereunder are payable in lawful money of the United States of America to the Payee c/o the Collateral Agent at its address specified in the Credit Agreement in immediately available funds as provided in the Credit Agreement on the dates on which such payments shall become due. Payments of principal and interest hereunder which are not made by such dates may be made by debiting the deposit account(s), if any, in the names of the respective Borrower with the Collateral Agent. Each Borrower hereby irrevocably authorizes the Collateral Agent to so debit such deposit account(s).

Subject to the terms and conditions of the Credit Agreement and all other instruments or agreements evidencing or securing the indebtedness hereunder, the Borrowers, for themselves and their respective legal representatives, to the extent they may lawfully do so, hereby expressly waive presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws, and consent that the Collateral Agent or the Lenders may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby to the extent provided in the Credit Agreement without in any way affecting the liability of the Borrowers.

This Note is one of the "Term Loan B Notes" referred to in, and is entitled to the benefits of, the Credit Agreement (including Schedules thereto) and all other instruments and agreements evidencing and/or securing the indebtedness hereunder, which Credit Agreement and other instruments and agreements are hereby made part of this Note and are deemed incorporated herein in full. The occurrence or existence of an Event of Default shall constitute a default under this Note and shall entitle the Payee to accelerate the entire indebtedness hereunder and to take such other action as may be provided for in the Credit Agreement or any other instrument or agreement evidencing and/or securing this Note, all in accordance with the terms of the Credit Agreement.

All agreements between or among the Borrowers, the Collateral Agent and any Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which the Payee or any other Lender is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if, from any circumstances, the Payee or any other Lender should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between or among the Borrowers, the Collateral Agent, and each Lender.

This Note and all transactions hereunder and/or evidenced herein shall be construed in accordance with and governed by the internal laws of the State of California applicable to contracts made and performed in said State.

If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Borrowers hereby jointly and severally agree to pay reasonable attorneys' fees to the holder hereof together with reasonable costs and expenses of collection, including, without limitation, any such attorneys' fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of any Borrower or any party (other than the Payee or any other Lender) to any instrument or agreement securing this Note.

This Note amends, restates, modifies, and replaces, but does not extinguish the indebtedness evidenced by, that certain [ ] executed by Borrowers payable to the order of Payee, and all liens and pledges securing such indebtedness are hereby reaffirmed and continued.

This Note shall become effective upon acceptance of this Note by the Collateral Agent on behalf of the Payee in Santa Monica, California. Borrowers hereby waive notice of acceptance hereof by Payee and Collateral Agent.

IN WITNESS WHEREOF, each Borrower has caused this Secured Promissory Note to be executed under seal by its duly authorized representative as of the date first above written.

EQUITY MEDIA HOLDINGS CORPORATION
ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC SCOTTSBLUFF, INC.
EQUITY NEWS SERVICES, INC., f/k/a Hispanic New Network, Inc.
FORT SMITH 46, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC,
PULLMAN BROADCASTING, INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.
EBC WATERLOO, INC.
EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
C.A.S.H. SERVICES, INC. f/k/a Skyport Services, Inc.
EBC NASHVILLE, INC.
EBC JACKSONVILLE, INC.

By:
James H. Hearnsberger, Vice President of each

STATE OF ARKANSAS

COUNTY OF PULASKI

On ___ ____ , 200_, before me,     , a Notary Public, personally appeared James H. Hearnsberger, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the persons, or the entities upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

[SEAL]

Exhibit C

FORM OF JOINDER AGREEMENT
JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this "Agreement") is dated as of ____________, 20__ among [Name of New Borrower], a [] (the "New Borrower"), and WELLS FARGO FOOTHILL, INC., as collateral agent (in such capacity, together with its successors and assigns in such capacity, the "Agent") on behalf of the financial institutions which are or which become Lenders under, and as defined in, the Credit Agreement referred to below (collectively, the "Secured Parties").

RECITALS

A. EQUITY MEDIA HOLDINGS CORPORATION, a Delaware corporation (successor-by-merger to Equity Broadcasting Corporation, an Arkansas corporation), certain of its affiliates (collectively, the "Borrowers"), the Agent and certain of the Secured Parties are parties to a Third Amended and Restated Credit Agreement dated as of February 13, 2008 (as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in Credit Agreement.

B. Certain of the Borrowers, the Agent and certain of the Secured Parties are parties to several Security and Pledge Agreements dated as November 27, 2002, August 15, 2003 or June 29, 2004 (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "Security Agreements") pursuant to which the Borrowers granted to the Secured Parties and the Agent the liens and security interests contemplated thereby.

C. The Borrowers, the Agent and the Secured Parties are also parties to a Second Amended and Restated Affiliate Subordination Agreement dated as of February 13, 2008 (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "Subordination Agreement") providing that all Subordinated Indebtedness (as defined in the Subordination Agreement) shall at all times be, subordinate and junior to all Senior Indebtedness (as defined in the Subordination Agreement) to the extent and in the manner set forth therein.

D. It is a condition to the Secured Parties' willingness to continue to provide to the Borrowers the financing contemplated by the Credit Agreement to the Borrowers that the New Borrower shall agree to (i) become a party to, and a Borrower under, the Credit Agreement for all purposes, (ii) grant to the Secured Parties and the Agent the liens and security interests contemplated thereby by executing a Security Agreement; and (iii) become a party to the Subordination Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

1. Joinder. The New Borrower hereby, jointly and severally with the other Borrowers, assumes payment and performance of all Obligations and agrees to be bound by all of the liabilities and obligations which bind the Borrowers under the Credit Agreement and other Loan Documents whether now existing or hereafter arising and whether or not currently contemplated, and agrees fully, completely and timely to perform, comply with and discharge each and all of the covenants, promises, obligations, duties and liabilities of the Borrowers under the Credit Agreement. Therefore, the New Borrower hereby joins in the execution of and agrees be bound by, and is hereby deemed a "Borrower" under and party to, (i) the Credit Agreement and all "Notes" as defined in the Credit Agreement, as one of the "Borrowers" thereunder for all purposes thereof, and in furtherance of and not in limitation of the foregoing, hereby jointly and severally with the other "Borrowers" thereunder unconditionally and irrevocably assumes the due and punctual payment and performance by the Borrowers of all of their indebtedness, liabilities and obligations to the Secured Parties and the Agent under the Credit Agreement and such Notes as if it was an original signatory thereof; and (ii) the Subordination Agreement as one of the "Borrowers" and "Subordinated Lenders" thereunder for all purposes thereof and in accordance with the terms and conditions set forth therein.

2. Grant of Security Interest. In order to secure the performance of the Obligations, the New Borrower hereby agrees to execute and deliver to Agent for the Lender's benefit a Security Agreement and all other Security Documents required by the Credit Agreement.

3. Representations and warranties of the New Borrower. The New Borrower hereby represents and warrants to and with the Agent and the Lenders as follows:

(a) New Borrower has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement.

(b) The making and performance by the New Borrower of this Agreement and all agreements contemplated hereby do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to the New Borrower.

(c) This Agreement and all agreements contemplated hereby have been duly executed and delivered by the New Borrower and constitute the legal, valid and binding obligations of the New Borrower, enforceable against it in accordance with its terms.

(d) All approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of the obligations of the New Borrower under this Agreement and all agreements contemplated hereby have been obtained.

4. Notices. Notices shall be given to the New Borrower at Equity Broadcasting Corporation's address, as set forth in the Credit Agreement.

5. No Further Amendments. Except for the amendments set forth herein or otherwise set forth in any agreement signed by the Lenders and dated the date hereof, the Credit Agreement and the Loan Documents shall remain unchanged and in full force and effect.

6. Miscellaneous. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of N applicable to contracts made and performed in said state. It is intended that this Agreement shall take effect as a sealed instrument.

(b) This Agreement may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which shall together constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

*The Next Page is the Signature Page*

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

NEW BORROWER:

[ ]

By:	___________________________
Name:
Title:

THE AGENT:

WELLS FARGO FOOTHILL, INC.

By:	__________________________________-
Name:
Title:

The undersigned Borrowers hereby consent to and accept the foregoing Joinder Agreement.

EQUITY MEDIA HOLDINGS CORPORATION
ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC SCOTTSBLUFF, INC.
EQUITY NEWS SERVICES, INC., f/k/a Hispanic News Network, Inc.
FORT SMITH 46, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.
EBC WATERLOO, INC.
EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
EBC SYRACUSE, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
C.A.S.H. SERVICES, INC. f/k/a Skyport Services, Inc.
EBC NASHVILLE, INC.
EBC JACKSONVILLE, INC.

By:
Name: James H. Hearnsberger
Title: Vice President of each